                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Metricom, Inc.                    CASE NO.            01-53291
                                                         ------------------

                                        CHAPTER 11
                                        MONTHLY OPERATING REPORT
                                        (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED: Jun-02                                      PETITION DATE: 07/02/01



1.   Debtor in possession (or trustee) hereby submits this Monthly Operating
     Report on the Accrual Basis of accounting (or if checked here       ____
     the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in $1


2.   ASSET AND LIABILITY STRUCTURE                          END OF CURRENT       END OF PRIOR       AS OF PETITION
                                                                MONTH               MONTH             FILING(1)
                                                           ----------------   ----------------   ----------------
     a.  Current Assets                                        $141,411,570       $180,888,146
                                                           ----------------   ----------------
     b.  Total Assets                                          $316,032,403       $355,526,165       $922,513,084
                                                           ----------------   ----------------   ----------------
     c.  Current Liabilities                                     $2,606,415         $2,514,589
                                                           ----------------   ----------------
     d.  Total Liabilities                                     $336,302,807       $375,801,611       $340,671,459
                                                           ----------------   ----------------   ----------------

                                                                                                    CUMULATIVE
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH    CURRENT MONTH       PRIOR MONTH       (CASE TO DATE)
                                                           ----------------   ----------------   ----------------
     a.  Total Receipts                                            $249,254           $420,587        $17,972,949
                                                           ----------------   ----------------   ----------------
     b.  Total Disbursements                                    $39,617,304         $1,152,076        $71,646,853
                                                           ----------------   ----------------   ----------------
     c.  Excess (Deficiency) of Receipts Over
             Disbursements (a - b)                            $(39,368,050)          $(731,489)      $(53,673,904)
                                                           ----------------   ----------------   ----------------
     d.  Cash Balance Beginning of Month                       $173,025,142       $173,756,631       $187,330,996
                                                           ----------------   ----------------   ----------------
     e.  Cash Balance End of Month (c + d )                    $133,657,092       $173,025,142       $133,657,092
                                                           ----------------   ----------------   ----------------


                                                                                                    CUMULATIVE
                                                             CURRENT MONTH       PRIOR MONTH      (CASE TO DATE)
                                                           ----------------   ----------------   ----------------
4.     PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS               $52,237          $(554,568)     $(571,163,720)
                                                           ----------------   ----------------   ----------------
5.     ACCOUNT RECEIVABLES (PRE AND POST PETITION)               $5,212,106         $5,238,188
                                                           ----------------   ----------------
6.     POST-PETITION LIABILITIES                                 $2,606,415         $2,514,589
                                                           ----------------   ----------------
7.     PAST DUE POST-PETITION ACCOUNT PAYABLES
            (OVER 30 DAYS)                                         $644,405           $597,876
                                                           ----------------   ----------------

AT THE END OF THIS REPORTING MONTH:                                                     YES          NO
                                                                                        ---         ---
8.   Have any payments been made on pre-petition debt, other than payments in            X
     the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
                                                                                        ---         ---

9.   Have any payments been made to professionals? (if yes, attach listing               X
     including date of payment, amount of payment and name of payee)
                                                                                        ---         ---

10.  If the answer is yes to 8 or 9, were all such payments approved by the              X
     court?
                                                                                        ---         ---

11.  Have any payments been made to officers, insiders, shareholders, relatives?                     X
     (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)
                                                                                        ---         ---

12.  Is the estate insured for replacement cost of assets and for general                 X
     liability?
                                                                                        ---         ---

13.  Are a plan and disclosure statement on file?                                         X(2)
                                                                                        ---         ---

14.  Was there any post-petition borrowing during this reporting period?                             X
                                                                                        ---         ---

15.  Check if paid: Post-petition taxes (3);    U.S. Trustee Quarterly Fees X; Check if filing is current for: Post-petition
                                        ---                                --
     tax reporting and tax returns:      X
                                        ---

     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

     (1) AS MAINTAINED ON THE DEBTOR'S BOOKS.

     (2) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002.

     (3) POST-PETITION TAXES ARE ACCRUED, ESTIMATED SALES TAXES RELATED TO THE SALE OF THE DEBTOR'S ASSETS TO AERIE NETWORKS. DEBTOR IS CURRENTLY DISPUTING THESE TAXES WITH THE BANKRUPTCY COURT.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


 Date:   07/18/02                      /s/  EUGENE A. REILLY
       -----------------------       -------------------------------------------
                                     Responsible Individual

SUMMARY OF FINANCIAL STATUS
QUESTION 8

PAYEE                           DATE OF PAYMENT     AMOUNT PAID
-----                           ---------------   ---------------
Bondholders                         6/14/2002      $39,000,000.00
                                                  ===============

SUMMARY OF FINANCIAL STATUS
QUESTION 9

PAYEE                                         DATE OF PAYMENT         AMOUNT PAID
-----                                         ---------------        ------------
Nightingale & Assoc., LLC                        6/4/2002            $ 85,335.36
Ernst & Young                                    6/7/2002            $142,006.00
Murphy Sheneman Julian & Rogers                  6/7/2002            $103,446.29
Pachulski, Stang, Ziehl, Young & Jones           6/7/2002            $ 25,499.57
Gibson, Dunn & Crutcher                          6/7/2002            $ 21,727.57
PriceWaterhouseCoopers                           6/7/2002            $ 62,974.70
                                                                     -----------
                                                                     $440,989.49
                                                                     ===========

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 06/30/02

                 CURRENT MONTH                                                                      CUMULATIVE         NEXT MONTH
-------------------------------------------------
   ACTUAL         FORECAST(1)        VARIANCE                                                    (CASE TO DATE)        FORECAST(2)
-------------   ---------------   ---------------                                               -----------------   ----------------
                                                          REVENUES:
           $0         n/a               n/a          1   Gross Sales                                    $1,944,095         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a          2   less: Sales Returns & Allowances                                  n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a          3   Net Sales                                      $1,944,095         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a          4   less: Cost of Goods Sold (Schedule "B")       $13,523,137         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a              Gross Profit                                 $(11,579,042)        n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
     $229,880         n/a               n/a          6   Interest                                       $4,322,417         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a          7   Other Income: Proceeds from sale of            $1,779,385         n/a
-------------   ---------------   ---------------        common stock in Packeteer, Inc.         -----------------   ---------------
                                                     8
-------------   ---------------   ---------------     ----------------------------------------   -----------------   ---------------
                                                     9
-------------   ---------------   ---------------     ----------------------------------------   -----------------   ---------------
     $229,880         n/a               n/a         10       TOTAL REVENUES                            $(5,477,240)        n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
                                                       EXPENSES:

           $0         n/a               n/a         11   Compensation to Owner(s)/Officer(s)              $339,114         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
      $69,263         n/a               n/a         12   Salaries (4)                                   $3,648,934         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a         13   Commissions                                       $16,225         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
       $2,812         n/a               n/a         14   Contract Labor                                   $678,982         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
                                                         Rent/Lease:

          $0         n/a               n/a          15      Personal Property                              $63,284         n/a
------------   ---------------   ---------------                                                 -----------------   --------------
      $10,467         n/a               n/a         16      Real Property                               $4,255,609         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
      $80,473         n/a               n/a         17   Insurance                                      $1,048,844         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
                                                    18   Management Fees
-------------   ---------------   ---------------                                                -----------------   ---------------
         $495         n/a               n/a         19   Depreciation                                  $32,788,718         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
                                                         Taxes:

                                                    20       Employer Payroll Taxes
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a         21       Real Property Taxes                           $16,822         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a         22       Other Taxes                                  $280,309         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a         23   Other Selling                                    $359,386         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
      $37,994         n/a               n/a         24   Other Administrative                           $2,212,484         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a         25   Interest Expense                               $1,726,246         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a         26   Other Expenses: Bonus                          $1,499,172         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a         27                   Overtime                          $29,404         n/a
-------------   ---------------   ---------------     ----------------------------------------   -----------------   ---------------
           $0         n/a               n/a         28                   Fringe benefit                   $896,383         n/a
-------------   ---------------   ---------------     ----------------------------------------   -----------------   ---------------
           $0         n/a               n/a         29                   Severance                        $912,712         n/a
-------------   ---------------   ---------------     ----------------------------------------   -----------------   ---------------
           $0         n/a               n/a         30                   Repair & Maintenance           $1,146,626         n/a
-------------   ---------------   ---------------     ----------------------------------------   -----------------   ---------------
          $84         n/a               n/a         31                   Travel                           $134,364         n/a
-------------   ---------------   ---------------     ----------------------------------------   -----------------   ---------------
           $0         n/a               n/a         32                   Telephone                        $404,055         n/a
-------------   ---------------   ---------------     ----------------------------------------   -----------------   ---------------
                                                    33                   IS & Facility
           $0         n/a               n/a                              Allocation                    $(1,483,937)        n/a
-------------   ---------------   ---------------     ----------------------------------------   -----------------   ---------------
           $0         n/a               n/a         34                   Cleaning Services                 $91,697         n/a
-------------   ---------------   ---------------     ----------------------------------------   -----------------   ---------------
     $201,588         n/a               n/a         35       TOTAL EXPENSES                            $51,065,433         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
      $28,292         n/a               n/a         36 SUBTOTAL                                       $(56,542,673)        n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
                                                       REORGANIZATION ITEMS:

    $(517,387)        n/a               n/a         37   Professional Fees                             $(9,733,012)        n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
                                                    38   Provisions for Rejected Executory
                      n/a               n/a              Contracts                                                         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
                      n/a               n/a         39   Interest Earned on Accumulated Cash from                          n/a
-------------   ---------------   ---------------        Resulting Chp 11 Case                    -----------------   --------------


           $0         n/a               n/a         40   Gain or (Loss) from Sale of Equipment       $(491,930,622)        n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a         41   U.S. Trustee Quarterly Fees                      $(31,000)        n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
                                                    42   Writeoff of Pre-Petition Fringe Benefit
           $0         n/a               n/a              Accrual                                        $1,108,719         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a         43   Writeoff of Pre-Petition Accrued Bonus         $4,909,952         n/a
-------------   ---------------   ---------------     -----------------------------------------  -----------------   ---------------
           $0         n/a               n/a         44   Writeoff of Debt & Warrant Offering Cost      $(7,255,999)        n/a
-------------   ---------------   ---------------     -----------------------------------------  -----------------   ---------------
           $0         n/a               n/a         45   Writeoff of Deferred Cost of Sales            $(2,961,114)        n/a
-------------   ---------------   ---------------     ----------------------------------------   -----------------   ---------------
           $0         n/a               n/a         46   Writeoff of Investment in Subsidiaries        $(5,185,973)        n/a
-------------   ---------------   ---------------     -----------------------------------------  -----------------   ---------------
           $0         n/a               n/a         47   Writeoff Prepaid Expenses                     $(2,064,761)        n/a
-------------   ---------------   ---------------     -----------------------------------------  -----------------   ---------------
           $0         n/a               n/a         48   Settlement Charges                            $(1,457,923)        n/a
-------------   ---------------   ---------------     -----------------------------------------  -----------------   ---------------
                                                    49   Expenses for pre-petition
           $0         n/a               n/a              liabilities(3)                                  $(750,000)        n/a
-------------   ---------------   ---------------     -----------------------------------------  -----------------   ---------------
           $0         n/a               n/a         50   Refund on collocation site                       $189,354         n/a
-------------   ---------------   ---------------     ------------------------------- ---------  -----------------   ---------------
                                                    51   Gain on adjustment of pre-petition bond
     $541,332                                            interest                                         $541,332
-------------   ---------------   ---------------     -----------------------------------------   -----------------   --------------
      $23,945         n/a               n/a         52        TOTAL REORGANIZATION ITEMS             $(514,621,047)        n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
                                                    53  NET PROFIT (LOSS) BEFORE FEDERAL & STATE
      $52,237         n/a               n/a                   TAXES                                  $(571,163,720)        n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
                      n/a               n/a         54   Federal & State Income Taxes                           $0         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
      $52,237         n/a               n/a         55  NET PROFIT (LOSS)                            $(571,163,720)        n/a
=============   ===============   ===============                                                =================   ===============


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

NOTES:

(1) The Debtor did not file a formal operations forecast with the Bankruptcy Court for this period.

(2) The Debtor will not be filing a formal operations forecast with the Bankruptcy Court for the upcoming period.

(3) Expense the settlement of unrecorded pre-petition debt. Payment made from restricted cash - Surety Bonds.

(4) Includes payments made to former employees who are currently working under consulting agreements.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 06/30/02

ASSETS

                                                                 FROM SCHEDULES    BOOK VALUE
                                                                ---------------  -------------
    CURRENT ASSETS
 1     Cash, cash equivalents and short term investment -
           unrestricted                                                          $126,173,708
                                                                                -------------
 2     Cash, cash equivalents and short term investment -
           restricted                                                              $7,483,384
                                                                                -------------
 3     Accounts receivable (net)                                         A         $5,212,106
                                                                                -------------
 4     Inventory(2)                                                      B                 $0
                                                                                -------------
 5     Prepaid expenses                                                            $1,191,819
                                                                                -------------
 6     Professional retainers                                                         $99,278
                                                                                -------------
 7     Other:Deferred Cost of Sales(3)                                                     $0
             ---------------------------------------------                      -------------
 8           Deposits                                                              $1,249,847
             ---------------------------------------------                      -------------
 9           Other receivable                                                              $0
             ---------------------------------------------                      -------------
10           Others                                                                    $1,429
       ---------------------------------------------------                      -------------
11           TOTAL CURRENT ASSETS                                                $141,411,570
                                                                                -------------
   PROPERTY AND EQUIPMENT (BOOK VALUE)(2)

12     Real property                                                    C                  $0
                                                                                -------------
13     Machinery and equipment                                          D              $4,164
                                                                                -------------
14     Furniture and fixtures                                           D                  $0
                                                                                -------------
15     Network equipment                                                D                  $0
                                                                                -------------
16     Leasehold improvements                                           D                  $0
                                                                                -------------
17     Vehicles                                                         D                  $0
                                                                                -------------
18     Other:                                                           D
             ---------------------------------------------                      -------------
19                                                                      D
       ---------------------------------------------------                      -------------
20           TOTAL PROPERTY AND EQUIPMENT                                              $4,164
                                                                                -------------
   OTHER ASSETS

21     Network Equipment & Inventory(2)                                                    $0
                                                                                -------------
22     Deferred Cost of Sales-Long term(3)                                                 $0
                                                                                -------------
23     Long Term Deposits                                                            $642,064
                                                                                -------------
24     Investment in subsidiaries(3)                                                       $0
       ---------------------------------------------------                      -------------
25     WCS Spectrum                                                                $1,219,193
       ---------------------------------------------------                      -------------
26     Debt & Warrant Offering-2000(3)                                                     $0
       ---------------------------------------------------                      -------------
27     Intercompany receivables-Metricom DC, LLC(1)                              $172,755,411
       ---------------------------------------------------                      -------------
28           TOTAL OTHER ASSETS                                                  $174,616,668
                                                                                -------------
29           TOTAL ASSETS                                                        $316,032,403
                                                                                =============

NOTE:

     Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

     (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.

     (2) Inventory and PP&E were sold via the Company's public auction on November 27, 2001 and to Aerie Networks. The remaining assets are computers only.

     (3) Deferred Cost of Sales, Debt & Warrant Offering cost and Investment in subsidiaries were written off from the books on 12/31/01.

     The book value of assets as maintained in the Debtor's records is reported above. No valuation of the assets has been made at this time.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

        LIABILITIES FROM SCHEDULES

             POST-PETITION

                 CURRENT LIABILITIES

    30                 Salaries and wages                                                                $0
                                                                                          -----------------
    31                 Payroll taxes                                                                     $0
                                                                                          -----------------
    32                 Real and personal property taxes                                                  $0
                                                                                          -----------------
    33                 Bonus                                                                             $0
                                                                                          -----------------
    34                 Vacation                                                                          $0
                                                                                          -----------------
    35                 Sales and use tax payable                                                    $15,868
                                                                                          -----------------
    36                 Accounts payable (trade)                             A                    $1,115,577
                                                                                          -----------------
    37                 Franchise Tax Payable                                                         $8,035
                                                                                          -----------------
    38                 Fringe Benefits Applied                                                      $68,435
                                                                                          -----------------
    39                 Accrued professional fees                                                 $1,410,500
                                                                                          -----------------
    40                 Current portion of long-term post-petition debt (due
                            within 12 months)
                                                                                          -----------------
    41                 Other:   Others                                                             $(12,000)
                                ------------------------------------                      -----------------
    42
                       ---------------------------------------------                      -----------------
    43
                       ---------------------------------------------                      -----------------
    44                 TOTAL CURRENT LIABILITIES                                                 $2,606,415
                                                                                          -----------------
    45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                    $0
                                                                                          -----------------
    46                 TOTAL POST-PETITION LIABILITIES                                           $2,606,415
                                                                                          -----------------
             PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

    47                 Secured claims                                       F                    $3,470,874
                                                                                          -----------------
    48                 Priority unsecured claims                            F                    $3,638,869
                                                                                          -----------------
    49                 General unsecured claims                             F                  $326,586,650
                                                                                          -----------------
    50                 TOTAL PRE-PETITION LIABILITIES                                          $333,696,392
                                                                                          -----------------
    51                 TOTAL LIABILITIES                                                       $336,302,807
                                                                                          -----------------
        EQUITY (DEFICIT)

    52           Retained Earnings/(Deficit) at time of filing(1)                             $(885,004,240)
                                                                                          -----------------
    53           Capital Stock                                                                      $30,920
                                                                                          -----------------
    54           Additional paid-in capital                                                    $790,757,686
                                                                                          -----------------
    55           Warrants to purchase Common Stock                                               $6,328,173
                                                                                          -----------------
    56           Accum other comprehensive income                                                  $102,873
                                                                                          -----------------
    57           Cumulative profit/(loss) since filing of case                                $(571,163,720)
                                                                                          -----------------
                 Preferred Stock                                                               $638,677,904
                                                                                          -----------------
    58           Equity adjustment for pre-petition liabilities due to
                     Chapter 11 filing(2)                                                                $0
                                                                                          -----------------
    59                 TOTAL EQUITY (DEFICIT)                                                  $(20,270,404)
                                                                                          -----------------
    60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                 $316,032,403
                                                                                          =================


 NOTE: (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.

       (2) Reclassification of the pre-petition liabilities from Equity to Schedule F. The amounts were erroneously scheduled in prior Monthly Operation Reports as an adjustment to equity.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                    ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE          PAST DUE
RECEIVABLES AND PAYABLES AGINGS                    [PRE AND POST PETITION]     [POST PETITION]     POST PETITION DEBT
-------------------------------                   -----------------------     ---------------      ------------------
0-30 Days                                                              $0            $471,172
                                                  -----------------------     ---------------
31-60 Days                                                             $0             $48,535
                                                  -----------------------     ---------------
61-90 Days                                                             $0            $155,139               $644,405(1)
                                                  -----------------------     ---------------      ------------------
91+ Days                                                       $6,857,104            $440,732
                                                  -----------------------     ---------------
Total accounts receivable/payable                              $6,857,104          $1,115,577
                                                  -----------------------     ===============
Allowance for doubtful accounts                                $1,644,998
                                                  -----------------------
Accounts receivable (net)                                      $5,212,106
                                                  =======================


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                              COST OF GOODS SOLD
----------------------------------                              ------------------                 -------------------
                                         INVENTORY(IES)
                                           BALANCE AT
                                          END OF MONTH          INVENTORY BEGINNING OF MONTH                        $0
                                                                                                   -------------------
                                                                Add -
    Retail/Restaurants -                                          Net purchase
                                                                                                   -------------------
      Product for resale                                          Direct labor
                                  --------------------------                                       -------------------
                                                                  Manufacturing overhead
                                                                                                   -------------------
    Distribution -                                                Freight in
                                                                                                   -------------------
      Products for resale                                         Other:                                            $0
                                  --------------------------                                       -------------------
                                                                                                                    $0
                                                                ---------------------------------  -------------------
    Manufacturer -                                                                                                  $0
                                                                ---------------------------------  -------------------
      Raw Materials                                       $0
                                  --------------------------
      Work-in-progress                                    $0    Less -
                                  --------------------------
      Finished goods                                      $0      Inventory End of Month                            $0
                                  --------------------------                                       -------------------
                                                                  Shrinkage
                                                                                                   -------------------
    Other - Explain                                               Inventory sold and write off
                                  --------------------------                                       -------------------

    ------------------------------
                                                                Cost of Goods Sold                                  $0
    ------------------------------                                                                 ===================
        TOTAL                                             $0
                                  ==========================

METHOD OF INVENTORY CONTROL                                    INVENTORY VALUATION METHODS

Do you have a functioning perpetual inventory system?          Indicate by a checkmark method of inventory used.

              Yes         No
                  -----      -----

How often do you take a complete physical inventory?     Valuation methods -
                                                            FIFO cost
                                                                                      --
  Weekly                                                    LIFO cost
                   ------                                                             --
  Monthly                                                   Lower of cost or market
                   ------                                                             --
  Quarterly                                                 Retail method
                   ------                                                             --
  Semi-annually                                             Other
                   ------                                                             --
  Annually                                                  Explain
                   ------
Date of last physical inventory was    Not Applicable
                                    ------------------------    -------------------------------------------------------------

                                                                -------------------------------------------------------------
Date of next physical inventory is     Not Applicable
                                   -------------------------    -------------------------------------------------------------

NOTE:

     (1) Represents the 20% holdback of approved professional fees and $404,120 of professional fee invoice from Houlihan Lokey.

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                 COST              MARKET VALUE
-----------                                          ----------------    --------------------
      None                                                         $0                      $0
      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================

                                   SCHEDULE D
                           OTHER DEPRECIABLE ASSETS(1)

Description                                               COST               BOOK VALUE
-----------                                               ----               ----------
Machinery & Equipment -

      Computer Hardware                                       $21,302                 $21,302
      ------------------------------                 ----------------    --------------------
         Accumulated Depreciation                            $(17,138)               $(17,138)
      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                    $4,164                  $4,164
                                                     ================    ====================
Furniture & Fixtures -

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================
Network  Equipment -

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================
Leasehold Improvements -

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================
Vehicles -

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================

NOTE:

      (1) Sale of assets through the Company's public auction dated November 27, 2001 and to Aerie Networks.

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE(1)                          0-30 DAYS      31-60 DAYS     61-90 DAYS      91+ DAYS          TOTAL
----------------                        -------------- --------------- -------------- --------------   -------------
FEDERAL
       Income Tax Withholding                       $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       FICA - Employee                              $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       FICA - Employer                              $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Unemployment (FUTA)                          $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Income                                       $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Other (Attach List)                          $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
TOTAL FEDERAL TAXES                                 $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
STATE AND LOCAL
       Income Tax Withholding                       $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Unemployment (UT)                            $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Disability Insurance (DI)                    $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Empl. Training Tax (ETT)                     $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Sales and Use Tax                            $0                                       $15,868         $15,868
                                        -------------- --------------- -------------- --------------   -------------
       Excise                                       $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Real property(2)                             $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Personal property(2)                         $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Income                                       $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Other (Franchise Tax)                        $0              $0             $0         $8,035          $8,035
                                        -------------- --------------- -------------- --------------   -------------
TOTAL STATE & LOCAL TAXES                           $0              $0             $0        $23,903         $23,903
                                        -------------- --------------- -------------- --------------   -------------
TOTAL TAXES                                         $0              $0             $0        $23,903         $23,903
                                        ============== =============== ============== ==============   =============


(1)   ACCRUAL BASIS ACCOUNTING REPORTED FOR POST-PETITION TAXES.

(2) IN PRIOR MONTHLY OPERATING REPORTS, $220,000 AND $1,847,592 WERE REPORTED ERRONEOUSLY AS POST-PETITION REAL AND PERSONAL PROPERTY TAXES, WHICH SHOULD HAVE BEEN SCHEDULED AS PRE-PETITION TAXES.

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                        CLAIMED         ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -            AMOUNT(2)      AMOUNT(3)
-------------------------------------------         -------------- --------------
  Secured claims(1)                                     $3,470,874     $3,470,874
                                                    -------------- --------------
  Priority claims other than taxes                          $4,650       $364,522
                                                    -------------- --------------
  Priority tax claims                                   $1,979,948     $3,274,347
                                                    -------------- --------------
  General unsecured claims                            $961,883,175   $326,586,650
                                                    -------------- --------------


(1) The balance represents the amount originally filed in the Debtors' Schedule of Assets and Liabilities (SoAL).

(2) The above amount represents the total claimed amount originally filed. As of 6/30/02 Creditors have filed claims of approximately $1.0 billion. The Debtors are reviewing all filed claims and will revise the listed amounts in subsequent Monthly Operating Reports.

(3) The total represents the Debtors' balance recorded in accordance with GAAP as of 6/30/02. This amount does not include any contingent, unliquidated, or disputed claims that were either originally scheduled by the Debtor or filed as a claim by the Creditors. As of 6/30/02 the total amount of the claims filed was approximately $1.0 billion. The Debtor is working with its financial and legal advisors to assess the validity of each claim to determine the estimated allowed amount. In addition, on 6/14/02 approximately $39,000,000 was paid to the Bondholders for the accrual interest and and principal.

                                     SCHEDULE G
                             RENTAL INCOME INFORMATION
                      NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                          ACCOUNT 1      ACCOUNT 2       ACCOUNT 3      ACCOUNT 4
                                        -------------- --------------- -------------- --------------
Bank                                    Please refer to attached statement.

                                        -------------- --------------- -------------- --------------
Account Type
                                        -------------- --------------- -------------- --------------
Account No.
                                        -------------- --------------- -------------- --------------
Account Purpose
                                        -------------- --------------- -------------- --------------
Balance, End of Month
                                        -------------- --------------- -------------- --------------
Total Funds on Hand for all Accounts     $133,657,092
                                        --------------

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                              ACCOUNT NO.                     ACCOUNT TYPE
                                              ----------         -------------------------------------
BANKS

Wells Fargo General Account                   4487-098311                    General Banking
Wells Fargo Controlled Disbursement Account   4759-600877                    General Banking
Wells Fargo Southeast PC Account              4375-685799                    General Banking
Wells Fargo Northeast Account                 4375-685815                    General Banking
Wells Fargo Western Region Account            4375-685823                    General Banking
Wells Fargo Northern Central Account          4375-686193                    General Banking
Wells Fargo Ricochet Account                  4487-098485                    General Banking
Wells Fargo Metricom Account                  4496-812934                    General Banking
Wells Fargo Flex Benefits Account             4761-067420                    General Banking
Wells Fargo Medical Benefits Account          4761-067438                    General Banking
Wells Fargo LLC Account                       4487-099655                    General Banking
Union Bank of California                      6450-135869                    General Banking
Union Bank of California - Payroll            6450-136792                    General Banking
Union Bank of California - General            2180043112                    CHPT. 11 Banking
Union Bank of California - General            2180043244                    CHPT. 11 Banking
Union Bank of California - Payroll            2180043252                    CHPT. 11 Banking
Union Bank of California - Tax                2180043260                    CHPT. 11 Banking
Union Bank of California - Medical            2180043279                    CHPT. 11 Banking
Union Bank of California - Flex Benefits      2180043287                    CHPT. 11 Banking
Union Bank of California - Escrow             2180043740                    CHPT. 11 Banking
Union Bank of California - General
 Pre-petition                                 2180043147                     General Banking
Union Bank of California - Payroll
 Pre-petition                                 2180043155                     General Banking
Wells Fargo CD's

MONEY MARKET ACCOUNTS

Janus Institutional                           881-881235108                Money Market Funds
Fidelity Institutional                        0059-00493084842             Money Market Funds
JP Morgan Institutional                       5012931                      Money Market Funds
Dreyfus Institutional                         288-0981002876               Money Market Funds

INSTITUTIONAL ACCOUNTS - ST INVESTMENTS

AIG Money Market Fund                         000MB2890-1           Investments in CP, Money Market Funds, Treasuries
Morgan Stanley & Co.                          14-78C44-1            Investments in CP, Money Market Funds, Treasuries
Salomon Smith Barney                          449-0H399-19          Investments in CP, Money Market Funds, Treasuries
Lehman Brothers                               833-79266-15          Investments in CP, Money Market Funds, Treasuries
Wells Fargo Asset Mgmt                        138816                Investments in CP, Money Market Funds, Treasuries
Wells Fargo Asset Mgmt Pledged                2215431               Investments in CP, Money Market Funds, Treasuries

LT INVESTMENTS

Bank One                                      204821-000                       Government T-Strips
State Street Bank                             127415-010                      Money Market account

EQUITY INVESTMENTS

Lehman Brothers                               833-41241-15               Equity stake in Packeteer, Inc.

Petty Cash on hand


                                                                                                      6/30/2002        6/30/2002
                                                             ACCOUNT PURPOSE                        BANK BALANCE     BOOK BALANCE
                                            -----------------------------------------------------  --------------   --------------
BANKS

Wells Fargo General Account                                 General Banking                                   $0               $0
Wells Fargo Controlled Disbursement Account                 General Banking                                   $0               $0
Wells Fargo Southeast PC Account                            General Banking                                   $0               $0
Wells Fargo Northeast Account                               General Banking                                   $0               $0
Wells Fargo Western Region Account                          General Banking                                   $0               $0
Wells Fargo Northern Central Account                        General Banking                                   $0               $0
Wells Fargo Ricochet Account                                General Banking                                   $0               $0
Wells Fargo Metricom Account                                General Banking                                   $0               $0
Wells Fargo Flex Benefits Account                           General Banking                                   $0               $0
Wells Fargo Medical Benefits Account                        General Banking                                   $0               $0
Wells Fargo LLC Account                                     General Banking                                   $0               $0
Union Bank of California                                    General Banking                                   $0               $0
Union Bank of California - Payroll                          General Banking                                   $0               $0
Union Bank of California - General                          General Banking                                   $0               $0
Union Bank of California - General                          General Banking                             $107,185           $6,647
Union Bank of California - Payroll                          General Banking                               $5,835           $5,835
Union Bank of California - Tax                              General Banking                                   $0               $0
Union Bank of California - Medical                          General Banking                                 $459             $459
Union Bank of California - Flex Benefits                    General Banking                                   $0               $0
Union Bank of California - Escrow                           General Banking                                   $0               $0
Union Bank of California - General
 Pre-petition                                               General Banking                                   $0               $0
Union Bank of California - Payroll
 Pre-petition                                               General Banking                                   $0               $0
Wells Fargo CD's

MONEY MARKET ACCOUNTS

Janus Institutional                               Account invests in A1/P1 funds only                $51,874,632      $51,874,632
Fidelity Institutional                            Account invests in A1/P1 funds only                $33,314,471      $33,314,471
JP Morgan Institutional                           Account invests in A1/P1 funds only                         $0
Dreyfus Institutional                             Account invests in A1/P1 funds only                         $0               $0

INSTITUTIONAL ACCOUNTS - ST INVESTMENTS

AIG Money Market Fund                             Account invests in A1/P1 funds only                 $5,503,074       $5,503,074
Morgan Stanley & Co.                              Account invests in A1/P1 funds only                $39,508,518      $39,508,518
Salomon Smith Barney                              Account invests in A1/P1 funds only                         $0               $0
Lehman Brothers                                   Account invests in A1/P1 funds only                 $1,219,181       $1,219,181
Wells Fargo Asset Mgmt                            Account invests in A1/P1 funds only                   $151,471         $151,471
Wells Fargo Asset Mgmt Pledged                Account holds collateral for outstanding Letters
                                                        of Credit                                     $1,470,892       $1,470,892

LT INVESTMENTS

Bank One                                          Restricted Bonds for Coupon payments                  $220,188         $220,188
State Street Bank                                   Escrow account for Tim Dreisbach                    $289,229         $289,229

EQUITY INVESTMENTS

Lehman Brothers                           Own 20,700 stake in PKTR at a purchase price of $0.25          $91,494          $91,494

Petty Cash on hand                                                                                        $1,000           $1,000
                                                                                                   -------------     ------------
                                                                                                    $133,757,630     $133,657,092
                                                                                                   =============     ============

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 06/30/02

                                                                               Actual             Cumulative
                                                                            Current Month       (Case to Date)
                                                                            -------------        ------------
    CASH RECEIPTS
1         Rent/Leases Collected
                                                                            -------------        ------------
2         Cash Received from Sales                                                 $4,951            $828,337
                                                                            -------------        ------------
3         Interest Received                                                      $229,635          $3,437,549
                                                                            -------------        ------------
4         Borrowings
                                                                            -------------        ------------
5         Funds from Shareholders, Partners, or Other Insiders
                                                                            -------------        ------------
6         Capital Contributions
                                                                            -------------        ------------
7              Legal Settlement                                                                        $9,000
          ------------------------------------------------------            -------------        ------------
8              Proceeds from sale of common stock in Packeteer, Inc.                               $1,810,635
          ------------------------------------------------------            -------------        ------------
9              Interest Accrued on Government Strip                                                  $913,643
          ------------------------------------------------------            -------------        ------------
10             Unrealized gain on short term investment                                              $124,307
          ------------------------------------------------------            -------------        ------------
11             Proceeds from sale of fixed assets/Inventory                                        $9,575,568
          ------------------------------------------------------            -------------        ------------
12             Miscellaneous refund                                               $14,668            $799,684
          ------------------------------------------------------            -------------        ------------
13             Voided cashier's checks paid for pre-petition liabilities                             $474,226
          ------------------------------------------------------            -------------        ------------
14             TOTAL CASH RECEIPTS                                               $249,254         $17,972,949
                                                                            -------------        ------------
    CASH DISBURSEMENTS

15        Payments for Inventory

                                                                            -------------        ------------
16        Selling

                                                                            -------------        ------------
17        Administrative                                                          $45,462         $10,534,974
                                                                            -------------        ------------
18        Capital Expenditures

                                                                            -------------        ------------
19        Principal Payments on Debt
                                                                            -------------        ------------
20        Interest Paid on Bonds (Court Approved)                             $39,000,000         $39,000,000
                                                                            -------------        ------------
          Rent/Lease:
21             Personal Property
                                                                            -------------        ------------
22             Real Property                                                      $10,467          $4,187,503
                                                                            -------------        ------------
          Amount Paid to Owner(s)/Officer(s)
23             Salaries                                                                              $222,327
                                                                            -------------        ------------
24             Draws
                                                                            -------------        ------------
25             Commissions/Royalties
                                                                            -------------        ------------
26             Expense Reimbursements                                                                  $7,618
                                                                            -------------        ------------
27             Other (includes Retention Bonuses)                                                    $142,897
                                                                            -------------        ------------
28        Salaries/Commissions (less employee withholding) (3)                    $72,124          $4,382,139
                                                                            -------------        ------------
29        Management Fees
                                                                            -------------        ------------
          Taxes:
30             Employee Withholding                                                                $2,399,779
                                                                            -------------        ------------
31             Employer Payroll Taxes                                                                $351,492
                                                                            -------------        ------------
32             Real Property Taxes                                                                   $237,230
                                                                            -------------        ------------
33             Other Taxes                                                                           $229,867
                                                                            -------------        ------------
34        Other Cash Outflows:
                                                                            -------------        ------------
35             ESPP refund                                                                           $512,394
               -------------------------------------------------            -------------        ------------
36             Employee Expense Reimbursements (3)                                 $1,066            $228,298
               -------------------------------------------------            -------------        ------------
37             Severance                                                                             $448,842
               -------------------------------------------------            -------------        ------------
38             Reverse the unrealized gain for Packeteer Shares(1)                $47,196          $1,622,618
               -------------------------------------------------            -------------        ------------
39             Retention Bonus                                                                       $838,713
               -------------------------------------------------            -------------        ------------
40             Professional fees paid for services in connection with
                   Chp 11 case                                                   $440,989          $4,061,239
               -------------------------------------------------            -------------        ------------
41             U.S. Trustee Quarterly Fees                                                            $31,000
               -------------------------------------------------            -------------        ------------
42             Expenses for Pre-petition liabilities(2)                                              $750,000
               -------------------------------------------------            -------------        ------------
43             Court Approved Administrative Payments (Worldcom &
                    Spectrasite)                                                                   $1,457,923
               -------------------------------------------------            -------------        ------------
44             TOTAL CASH DISBURSEMENTS:                                      $39,617,304         $71,646,853
                                                                            -------------        ------------
45  NET INCREASE (DECREASE) IN CASH                                          $(39,368,050)       $(53,673,904)
                                                                            -------------        ------------
46  CASH BALANCE, BEGINNING OF PERIOD                                        $173,025,142        $187,330,996
                                                                            -------------        ------------
47  CASH BALANCE, END OF PERIOD                                              $133,657,092        $133,657,092
                                                                            =============        ============



NOTES:

(1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.

(2)   Reduction of restricted cash - Surety Bonds.

(3) Includes payments made to former employees who are currently working under consulting agreements.

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 06/30/02

                                                                                           ACTUAL         CUMULATIVE
    CASH FLOWS FROM OPERATING ACTIVITIES                                                CURRENT MONTH   (CASE TO DATE)
                                                                                        --------------  --------------
1         Cash Received from Sales                                                              $4,951        $828,337
                                                                                        --------------  --------------
2         Rent/Leases Collected
                                                                                        --------------  --------------
3         Interest Received                                                                   $229,635      $3,437,549
                                                                                        --------------  --------------
4         Cash Paid to Suppliers

                                                                                        --------------  --------------
5         Cash Paid for Selling Expenses

                                                                                        --------------  --------------
6         Cash Paid for Administrative Expenses                                                $45,462     $10,534,974
                                                                                        --------------  --------------
          Cash Paid for Rents/Leases:
7            Personal Property
                                                                                        --------------  --------------
8            Real Property                                                                     $10,467      $4,187,503
                                                                                        --------------  --------------
9         Cash Paid for Interest

                                                                                        --------------  --------------
10        Cash Paid for Net Payroll and Benefits (3)                                           $72,124      $4,382,139
                                                                                        --------------  --------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries                                                                                         $222,327
                                                                                        --------------  --------------
12           Draws
                                                                                        --------------  --------------
13           Commissions/Royalties
                                                                                        --------------  --------------
14           Expense Reimbursements                                                                             $7,618
                                                                                        --------------  --------------
15           Other (includes Retention Bonuses)                                                               $142,897
                                                                                        --------------  --------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                                             $351,492
                                                                                        --------------  --------------
17           Employee Withholdings                                                                          $2,399,779
                                                                                        --------------  --------------
18           Real Property Taxes                                                                              $237,230
                                                                                        --------------  --------------
19           Other Taxes                                                                                      $229,867
                                                                                        --------------  --------------
20        Cash Paid for General Expenses
                                                                                        --------------  --------------
21        Other cash inflows:
          -------------------------------------------------------------------           --------------  --------------
22           Legal settlement                                                                                   $9,000
          -------------------------------------------------------------------           --------------  --------------
23           Proceeds from sale of common stock in Packeteer, Inc.                                          $1,810,635
          -------------------------------------------------------------------           --------------  --------------
24           Interest accrued on government strip                                                             $913,643
          -------------------------------------------------------------------           --------------  --------------
25           Unrealized gain on short term investment                                                         $124,307
          -------------------------------------------------------------------           --------------  --------------
26           Proceeds from sale of fixed assets/Inventory                                                   $9,575,568
          -------------------------------------------------------------------           --------------  --------------
27           Miscellaneous refund                                                              $14,668        $799,684
          -------------------------------------------------------------------           --------------  --------------
28           Voided cashier's checks paid for pre-petition expenses                                           $474,226
          -------------------------------------------------------------------           --------------  --------------
          Other cash outflows:
          -------------------------------------------------------------------           --------------  --------------
29           ESPP refund                                                                                      $512,394
          -------------------------------------------------------------------           --------------  --------------
30           Employee expense reimbursement (3)                                                 $1,066        $228,298
          -------------------------------------------------------------------           --------------  --------------
31           Severance                                                                                        $448,842
          -------------------------------------------------------------------           --------------  --------------
32           Reverse the unrealized gain on Packeteer shares (1)                               $47,196      $1,622,618
          -------------------------------------------------------------------           --------------  --------------
33           Retention Bonus                                                                                  $838,713
          -------------------------------------------------------------------           --------------  --------------
34           Expenses for pre-petition liabilities (2)                                                        $750,000
          -------------------------------------------------------------------           --------------  --------------
35           Interest paid on Bonds (Court Approved)                                       $39,000,000     $39,000,000
          -------------------------------------------------------------------           --------------  --------------
36           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
                      REORGANIZATION ITEMS                                                $(38,927,061)   $(48,123,742)
                                                                                        --------------  --------------
     CASH FLOWS FROM REORGANIZATION ITEMS

37        Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                        --------------  --------------
38        Professional Fees Paid for Services in Connection with Chp 11 Case                 $(440,989)    $(4,061,239)
                                                                                        --------------  --------------
39        U.S. Trustee Quarterly Fees                                                                         $(31,000)
          ----------------------------------------------------                          --------------  --------------
40        Court Approved Administrative Payments (Worldcom & Spectrasite)                                  $(1,457,923)
          -------------------------------------------------------------------           --------------  --------------
41           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                $(440,989)    $(5,550,162)
                                                                                        --------------  --------------
42   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS           $(39,368,050)   $(53,673,904)
                                                                                        --------------  --------------
     CASH FLOWS FROM INVESTING ACTIVITIES

43        Capital Expenditures
                                                                                        --------------  --------------
44        Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                        --------------  --------------
45
          -------------------------------------------------------------------           --------------  --------------
46           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                       $0              $0
                                                                                        --------------  --------------
     CASH FLOWS FROM FINANCING ACTIVITIES
47        Net Borrowings (Except Insiders)
                                                                                        --------------  --------------
48        Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                        --------------  --------------
49        Capital Contributions
                                                                                        --------------  --------------
50        Principal Payments
                                                                                        --------------  --------------
51
          -------------------------------------------------------------------           --------------  --------------
52           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                       $0              $0
                                                                                        --------------  --------------
53   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                 $(39,368,050)   $(53,673,904)
                                                                                        --------------  --------------
54   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                      $173,025,142    $187,330,996
                                                                                        --------------  --------------
55   CASH AND CASH EQUIVALENTS AT END OF MONTH                                            $133,657,092    $133,657,092
                                                                                        ==============  ==============

NOTES:

(1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.

(2)   Reduction of restricted cash - Surety Bonds.

(3) Includes payments made to former employees who are currently working under consulting agreements.

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Metricom, DC, L.L.C.                    CASE NO.       01-53300
                                                         ------------------

                                        CHAPTER 11
                                        MONTHLY OPERATING REPORT
                                        (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED: Jun-02                                      PETITION DATE: 07/02/01



1.   Debtor in possession (or trustee) hereby submits this Monthly Operating
     Report on the Accrual Basis of accounting (or if checked here       ____
     the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in $1

2.   ASSET AND LIABILITY STRUCTURE                          END OF CURRENT       END OF PRIOR       AS OF PETITION
                                                                MONTH               MONTH             FILING(1)
                                                           ----------------   ----------------   ----------------
     a.  Current Assets                                                  $0                 $0
                                                           ----------------   ----------------
     b.  Total Assets                                              $747,656           $747,656       $180,022,607
                                                           ----------------   ----------------   ----------------
     c.  Current Liabilities                                        $35,937            $35,937
                                                           ----------------   ----------------
     d.  Total Liabilities                                     $173,539,004       $173,539,004       $180,367,549
                                                           ----------------   ----------------   ----------------

                                                                                                    CUMULATIVE
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH    CURRENT MONTH       PRIOR MONTH       (CASE TO DATE)
                                                           ----------------   ----------------   ----------------
     a.  Total Receipts                                                  $0                 $0                 $0
                                                           ----------------   ----------------   ----------------
     b.  Total Disbursements                                             $0                 $0                 $0
                                                           ----------------   ----------------   ----------------
     c.  Excess (Deficiency) of Receipts Over
             Disbursements (a - b)                                       $0                 $0                 $0
                                                           ----------------   ----------------   ----------------
     d.  Cash Balance Beginning of Month                                 $0                 $0                 $0
                                                           ----------------   ----------------   ----------------
     e.  Cash Balance End of Month (c + d)                               $0                 $0                 $0
                                                           ----------------   ----------------   ----------------


                                                                                                    CUMULATIVE
                                                             CURRENT MONTH       PRIOR MONTH      (CASE TO DATE)
                                                           ----------------   ----------------   ----------------
4.     PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                    $0          $(166,780)     $(179,331,118)
                                                           ----------------   ----------------   ----------------
5.     ACCOUNT RECEIVABLES (PRE AND POST PETITION)                       $0                 $0
                                                           ----------------   ----------------
6.     POST-PETITION LIABILITIES                                    $35,937            $35,937
                                                           ----------------   ----------------
7.     PAST DUE POST-PETITION ACCOUNT PAYABLES
            (OVER 30 DAYS)                                               $0                 $0
                                                           ----------------   ----------------

AT THE END OF THIS REPORTING MONTH:                                                     YES          NO
                                                                                        ---         ---
8.   Have any payments been made on pre-petition debt, other than payments in                        X
     the normal course to secured creditors or lessors? (if yes, attach listing        --------  --------
     including date of payment, amount of payment and name of payee)

9.   Have any payments been made to professionals? (if yes, attach listing                           X
     including payment, amount of payment and name of payee)                           --------  --------

10.  If the answer is yes to 8 or 9, were all such payments approved by the
     court?                                                                            --------  --------

11.  Have any payments been made to officers, insiders, shareholders, relatives?                     X
     (if yes, attach listing including date of payment, amount and reason for          --------  --------
     payment, and name of payee)

12.  Is the estate insured for replacement cost of assets and for general                 X
     liability?                                                                        --------  --------

13.  Are a plan and disclosure statement on file?                                         X(2)
                                                                                       --------  --------
14.  Was there any post-petition borrowing during this reporting period?                            X
                                                                                       --------  --------

15.  Check if paid: Post-petition taxes (3)     U.S. Trustee Quarterly Fees ___; Check if filing is current for: Post-petition
     tax reporting and tax returns:     ---


     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

     (1) AS FILED WITH THE BANKRUPTCY COURT IN THE DEBTOR'S SCHEDULE OF ASSETS AND LIABILITIES.

     (2) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002.

     (3) POST-PETITION TAXES ARE ACCRUED, ESTIMATED SALES TAXES RELATED TO THE SALE OF THE DEBTOR'S ASSETS TO AERIE NETWORKS. DEBTOR IS CURRENTLY DISPUTING THESE TAXES WITH THE BANKRUPTCY COURT.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


 Date:    07/18/02                    /s/  EUGENE A. REILLY
       -----------------------       -------------------------------------------
                                     Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 06/30/02

                 CURRENT MONTH                                                                      CUMULATIVE         NEXT MONTH
-------------------------------------------------
   ACTUAL        FORECAST (1)        VARIANCE                                                    (CASE TO DATE)         FORECAST
-------------   ---------------   ---------------                                               -----------------   ----------------
                                                          REVENUES:
           $0         n/a               n/a          1   Gross Sales                                            $0         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a          2   less: Sales Returns & Allowances                       $0         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a          3   Net Sales                                              $0         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a          4   less: Cost of Goods Sold (Schedule "B")                $0         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a          5   Gross Profit                                           $0         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a          6   Interest                                               $0         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a          7   Other Income:                                          $0         n/a
-------------   ---------------   ---------------                     ------------------------   -----------------   ---------------
                                                     8
-------------   ---------------   ---------------     ----------------------------------------   -----------------   ---------------
                                                     9
-------------   ---------------   ---------------     ----------------------------------------   -----------------   ---------------
           $0         n/a               n/a         10       TOTAL REVENUES                                     $0         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
                                                       EXPENSES:

           $0         n/a               n/a         11   Compensation to Owner(s)/Officer(s)                    $0         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a         12   Salaries(4)                                            $0         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a         13   Commissions                                            $0         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a         14   Contract Labor                                         $0         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
                                                         Rent/Lease:

           $0         n/a               n/a         15      Personal Property                                   $0         n/a
-------------   ---------------   ---------------                                                ------------------  ---------------
           $0         n/a               n/a         16       Real Property                                      $0         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a         17   Insurance                                              $0         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a         18   Management Fees                                        $0         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a         19   Depreciation                                           $0         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
                                                         Taxes:

           $0         n/a               n/a         20       Employer Payroll Taxes                             $0         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a         21       Real Property Taxes                                $0         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a         22       Other Taxes                                        $0         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a         23   Other Selling                                          $0         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a         24   Other Administrative                                   $0         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a         25   Interest Expense                                       $0         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a         26   Other Expenses:                                        $0         n/a
-------------   ---------------   ---------------                        ---------------------   -----------------   ---------------
                                                    27
-------------   ---------------   ---------------     ----------------------------------------   -----------------   ---------------
                                                    28
-------------   ---------------   ---------------     ----------------------------------------   -----------------   ---------------
                                                    29
-------------   ---------------   ---------------     ----------------------------------------   -----------------   ---------------
                                                    30
-------------   ---------------   ---------------     ----------------------------------------   -----------------   ---------------
                                                    31
-------------   ---------------   ---------------     ----------------------------------------   -----------------   ---------------
                                                    32
-------------   ---------------   ---------------     ----------------------------------------   -----------------   ---------------
                                                    33
-------------   ---------------   ---------------     ----------------------------------------   -----------------   ---------------
                                                    34
-------------   ---------------   ---------------     ----------------------------------------   -----------------   ---------------
           $0         n/a               n/a         35     * TOTAL EXPENSES                                     $0         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a         36 SUBTOTAL                                                 $0         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
                                                       REORGANIZATION ITEMS:
           $0         n/a               n/a         37   Professional Fees                                      $0         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
                                                    38   Provisions for Rejected Executory
           $0         n/a               n/a                 Contracts                                           $0         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a         39   Interest Earned on Accumulated Cash                    $0         n/a
-------------   ---------------   ---------------          from Resulting Chp 11 Case            -----------------   --------------


                      n/a               n/a         40   Gain or (Loss) from Sale of Equipment(1)    $(179,164,338)        n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a         41   U.S. Trustee Quarterly Fees                            $0         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
                                                    42   Pre-petition California sales tax
           $0         n/a               n/a                 liabilities                                  ($166,780)        n/a
-------------   ---------------   ---------------   -------------------------------------------  -----------------   ---------------
           $0         n/a               n/a         43     * TOTAL REORGANIZATION ITEMS              ($179,331,118)        n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
                                                    44   NET PROFIT (LOSS) BEFORE FEDERAL AND
           $0         n/a               n/a                 STATE TAXES                              ($179,331,118)        n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a         45   Federal and State Income Taxes                         $0         n/a
-------------   ---------------   ---------------                                                -----------------   ---------------
           $0         n/a               n/a         46   Net Profit (Loss)                           ($179,331,118)        n/a
=============   ===============   ===============                                                =================   ===============


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only)

NOTE:

    (1)  To record the loss on the sale of assets to Aerie Networks.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 06/30/02

ASSETS

                                                                 FROM SCHEDULES    BOOK VALUE
                                                                ---------------  -------------
    CURRENT ASSETS
 1     Cash and cash equivalents -  unrestricted                                           $0
                                                                                -------------
 2     Cash and cash equivalents -  restricted                                             $0
                                                                                -------------
 3     Accounts receivable (net)                                         A                 $0
                                                                                -------------
 4     Inventory                                                         B                 $0
                                                                                -------------
 5     Prepaid expenses                                                                    $0
                                                                                -------------
 6     Professional retainers                                                              $0
                                                                                -------------
 7     Other:                                                                              $0
             ---------------------------------------------                      -------------
 8
             ---------------------------------------------                      -------------

 9           TOTAL CURRENT ASSETS                                                          $0
                                                                                -------------
   PROPERTY AND EQUIPMENT (BOOK VALUE)

10     Real property                                                    C                  $0
                                                                                -------------
11     Machinery and equipment                                          D                  $0
                                                                                -------------
12     Furniture and fixtures                                           D                  $0
                                                                                -------------
13     Network equipment                                                D                  $0
                                                                                -------------
14     Leasehold improvements                                           D                  $0
                                                                                -------------
15     Vehicles                                                         D                  $0
                                                                                -------------
16     Other:                                                           D                  $0
             ---------------------------------------------                      -------------
17                                                                      D
       ---------------------------------------------------                      -------------
18                                                                      D
       ---------------------------------------------------                      -------------
19                                                                      D
       ---------------------------------------------------                      -------------
20                                                                      D
       ---------------------------------------------------                      -------------

21           TOTAL PROPERTY AND EQUIPMENT                                                  $0
                                                                                -------------
   OTHER ASSETS

22     Loans to shareholders                                                               $0
                                                                                -------------
23     Loans to affiliates                                                                 $0
                                                                                -------------
24     Intercompany-Metricom Inc., the parent company                                $747,656
                                                                                -------------
25
       ---------------------------------------------------                      -------------
26
       ---------------------------------------------------                      -------------
27
       ---------------------------------------------------                      -------------
28           TOTAL OTHER ASSETS                                                      $747,656
                                                                                -------------
29           TOTAL ASSETS                                                            $747,656
                                                                                =============

NOTE:

     Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

     Book value of assets has been reported above. No valuation of the Debtor's assets has been made at this time.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES

       POST-PETITION

         CURRENT LIABILITIES

30             Salaries and wages                                                      $0
                                                                            -------------
31             Payroll taxes                                                           $0
                                                                            -------------
32             Real and personal property taxes                                        $0
                                                                            -------------
33             Income taxes                                                            $0
                                                                            -------------
34             Sales taxes                                                        $35,937
                                                                            -------------
35             Notes payable (short term)                                              $0
                                                                            -------------
36             Accounts payable (trade)                            A                   $0
                                                                            -------------
37             Real property lease arrearage                                           $0
                                                                            -------------
38             Personal property lease arrearage                                       $0
                                                                            -------------
39             Accrued professional fees                                               $0
                                                                            -------------
40             Current portion of long-term post-petition debt
                 (due within 12 months)                                                $0
                                                                            -------------
41             Other:
                        -----------------------------------                 -------------
42
               --------------------------------------------                 -------------
43
               --------------------------------------------                 -------------
44             TOTAL CURRENT LIABILITIES                                          $35,937
                                                                            -------------
45       LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                          $0
                                                                            -------------
46             TOTAL POST-PETITION LIABILITIES                                    $35,937
                                                                            -------------
       PRE-PETITION LIABILITIES (ALLOWED AMOUNT) - SEE PAGE 7 OF 9
47             Secured claims                                      F                   $0
                                                                            -------------
48             Priority unsecured claims                           F                   $0
                                                                            -------------
49             General unsecured claims (1)                        F         $173,503,067
                                                                            -------------
50             TOTAL PRE-PETITION LIABILITIES                                $173,503,067
                                                                            -------------
51             TOTAL LIABILITIES                                             $173,539,004
                                                                            -------------
    EQUITY (DEFICIT)

52       Retained Earnings/(Deficit) at time of filing (1)                     $1,354,797
                                                                            -------------
53       Capital Stock                                                         $5,184,973
                                                                            -------------
54       Additional paid-in capital
                                                                            -------------
55       Cumulative profit/(loss) since filing of case                      ($179,331,118)
                                                                            -------------
56       Post-petition contributions/(distributions) or (draws)
                                                                            -------------
57
         --------------------------------------------------                 -------------
58       Market value adjustment
                                                                            -------------
59             TOTAL EQUITY (DEFICIT)                                       ($172,791,348)
                                                                            -------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                       $747,656
                                                                            =============


NOTE: (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee charged by Metricom Inc., the Debtor's parent company.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                    ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE          PAST DUE
RECEIVABLES AND PAYABLES AGINGS                    [PRE AND POST PETITION]     [POST PETITION]     POST PETITION DEBT
-------------------------------                   -----------------------     ---------------      ------------------
0 -30 Days                                                             $0                  $0
                                                  -----------------------     ---------------
31-60 Days                                                             $0                  $0
                                                  -----------------------     ---------------
61-90 Days                                                             $0                  $0                      $0
                                                  -----------------------     ---------------      ==================
91+ Days                                                               $0                  $0
                                                  -----------------------     ---------------
Total accounts receivable/payable                                      $0                  $0
                                                  -----------------------     ===============
Allowance for doubtful accounts                                        $0
                                                  -----------------------
Accounts receivable (net)                                              $0
                                                  =======================


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                              COST OF GOODS SOLD
----------------------------------                              ------------------
                                         INVENTORY(IES)
                                           BALANCE AT
                                          END OF MONTH          INVENTORY BEGINNING OF MONTH                        $0
                                                                                                   -------------------
                                                                Add -
    Retail/Restaurants -                                          Net purchase                                      $0
                                                                                                   -------------------
      Product for resale                                  $0      Direct labor                                      $0
                                  --------------------------                                       -------------------
                                                                  Manufacturing overhead                            $0
                                                                                                   -------------------
    Distribution -                                                Freight in                                        $0
                                                                                                   -------------------
      Products for resale                                 $0        Other:                                          $0
                                  --------------------------                                       -------------------

                                                                ---------------------------------  -------------------
    Manufacturer -
                                                                ---------------------------------  -------------------
      Raw Materials                                       $0
                                  --------------------------
      Work-in-progress                                    $0    Less -
                                  --------------------------
      Finished goods                                      $0      Inventory End of Month                            $0
                                  --------------------------                                       -------------------
                                                                  Shrinkage                                         $0
                                                                                                   -------------------
    Other - Explain                                               Personal Use                                      $0
                                  --------------------------                                       -------------------

    ------------------------------
                                                                Cost of Goods Sold                                  $0
    ------------------------------                                                                 ===================
        TOTAL                                             $0
                                  ==========================

METHOD OF INVENTORY CONTROL                                    INVENTORY VALUATION METHODS

Do you have a functioning perpetual inventory system?          Indicate by a checkmark method of inventory used.

              Yes         No
                  -----      -----

How often do you take a complete physical inventory?     Valuation methods -
                                                               FIFO cost
                                                                                         --
  Weekly                                                       LIFO cost
                   ------                                                                --
  Monthly                                                      Lower of cost or market
                   ------                                                                --
  Quarterly                                                    Retail method
                   ------                                                                --
  Semi-annually                                                Other
                   ------                                                                --
  Annually                                                     Explain
                   ------
Date of last physical inventory was    Not Applicable
                                    ------------------------    -------------------------------------------------------------

                                                                -------------------------------------------------------------
Date of next physical inventory is     Not Applicable
                                   -------------------------    -------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                 COST              MARKET VALUE
-----------                                                 ----              ------------
      None                                                         $0                      $0
      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                               COST             NET  BOOK VALUE
-----------                                               ----             ---------------
Machinery & Equipment -

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================
Furniture & Fixtures -
      None                                                         $0                      $0
      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================
Office Equipment -
      None                                                         $0                      $0
      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================

Leasehold Improvements -

      None                                                         $0                      $0
      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================

Vehicles -
      None                                                         $0                      $0
      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE                             0-30 DAYS      31-60 DAYS     61-90 DAYS      91+ DAYS          TOTAL
----------------                        -------------- --------------- -------------- --------------   -------------
FEDERAL
       Income Tax Withholding                                                                                     $0
                                        -------------- --------------- -------------- --------------   -------------
       FICA - Employee                                                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       FICA - Employer                                                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Unemployment (FUTA)                                                                                        $0
                                        -------------- --------------- -------------- --------------   -------------
       Income                                                                                                     $0
                                        -------------- --------------- -------------- --------------   -------------
       Other (Attach List)                                                                                        $0
                                        -------------- --------------- -------------- --------------   -------------
TOTAL FEDERAL TAXES                                 $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
STATE AND LOCAL
       Income Tax Withholding                                                                                     $0
                                        -------------- --------------- -------------- --------------   -------------
       Unemployment (UT)                                                                                          $0
                                        -------------- --------------- -------------- --------------   -------------
       Disability Insurance (DI)                                                                                  $0
                                        -------------- --------------- -------------- --------------   -------------
       Empl. Training Tax (ETT)                                                                                   $0
                                        -------------- --------------- -------------- --------------   -------------
       Sales                                                                                 $35,937         $35,937
                                        -------------- --------------- -------------- --------------   -------------
       Excise                                                                                                     $0
                                        -------------- --------------- -------------- --------------   -------------
       Real property                                                                                              $0
                                        -------------- --------------- -------------- --------------   -------------
       Personal property                                                                                          $0
                                        -------------- --------------- -------------- --------------   -------------
       Income                                                                                                     $0
                                        -------------- --------------- -------------- --------------   -------------
       Other (Attach List)                                                                                        $0
                                        -------------- --------------- -------------- --------------   -------------
TOTAL STATE & LOCAL TAXES                           $0              $0             $0        $35,937         $35,937
                                        -------------- --------------- -------------- --------------   -------------
TOTAL TAXES                                         $0              $0             $0        $35,937         $35,937
                                        ============== =============== ============== ==============   =============



                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                    CLAIMED          ALLOWED
                                                     AMOUNT          AMOUNT(b)
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -           (1)               (2)
-------------------------------------------      --------------   -------------
       Secured claims(a)                                     $0             $0
                                                 --------------   -------------
       Priority claims other than taxes                      $0             $0
                                                 --------------   -------------
       Priority tax claims                              $25,122             $0
                                                 --------------   -------------
       General unsecured claims                    $180,342,426   $173,503,067
                                                 --------------   -------------

       (a)    List total amount of claims even if under secured.

       (b) Estimated amount of claim to be allowed after compromise of litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

       (1) As reported on the Schedule of Assets and Liabilities filed on July 27, 2001.

       (2) As maintained on the Debtor's Balance Sheet at the Month End Close of July 31, 2001. This general unsecured claim represents an intercompany payable to Metricom, Inc. The change in the payable from the claimed amount to the allowed amount is due to certain accounting changes due to intercompany transactions. The allowed amount is an estimated amount and may include claims that are either contingent, disputed, and/or unliquidated. By stating this amount, the Debtor reserves its right to dispute any claim(s) which comprise this estimated allowed amount based on any grounds.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                      NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                          ACCOUNT 1       ACCOUNT 2       ACCOUNT 3     ACCOUNT 4
                                          ---------       ---------       ---------     ---------
Bank                                    Wells Fargo LLC
                                        --------------- --------------- -------------- -------------
Account Type                            General Banking
                                        --------------- --------------- -------------- -------------
Account No.                             4487-099655
                                        --------------- --------------- -------------- -------------
Account Purpose                         General Banking
                                        --------------- --------------- -------------- -------------
Balance, End of Month                               $0
                                        --------------- --------------- -------------- -------------
Total Funds on Hand for all Accounts                $0
                                        ===============


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 06/30/02

                                                                            Actual              Cumulative
                                                                        Current Month         (Case to Date)
                                                                       --------------        --------------
    CASH RECEIPTS

1         Rent/Leases Collected                                                    $0                    $0
                                                                       --------------        --------------
2         Cash Received from Sales                                                 $0                    $0
                                                                       --------------        --------------
3         Interest Received                                                        $0                    $0
                                                                       --------------        --------------
4         Borrowings                                                               $0                    $0
                                                                       --------------        --------------
5         Funds from Shareholders, Partners, or Other Insiders                     $0                    $0
                                                                       --------------        --------------
6         Capital Contributions                                                    $0                    $0
                                                                       --------------        --------------
7
          ------------------------------------------------------       --------------        --------------
8
          ------------------------------------------------------       --------------        --------------
9
          ------------------------------------------------------       --------------        --------------
10
          ------------------------------------------------------       --------------        --------------
11
          ------------------------------------------------------       --------------        --------------
12             TOTAL CASH RECEIPTS                                                 $0                    $0
                                                                       --------------        --------------
    CASH DISBURSEMENTS

                                                                       --------------        --------------
13        Payments for Inventory                                                   $0                    $0
                                                                       --------------        --------------
14        Selling                                                                  $0                    $0
                                                                       --------------        --------------
15        Administrative                                                           $0                    $0
                                                                       --------------        --------------
16        Capital Expenditures                                                     $0                    $0
                                                                       --------------        --------------
17        Principal Payments on Debt                                               $0                    $0
                                                                       --------------        --------------
18        Interest Paid                                                            $0                    $0
                                                                       --------------        --------------
          Rent/Lease:                                                              $0                    $0
                                                                       --------------        --------------
19             Personal Property                                                   $0                    $0
                                                                       --------------        --------------
20             Real Property                                                       $0                    $0
                                                                       --------------        --------------
          Amount Paid to Owner(s)/Officer(s)                                       $0                    $0
                                                                       --------------        --------------
21             Salaries                                                            $0                    $0
                                                                       --------------        --------------
22             Draws                                                               $0                    $0
                                                                       --------------        --------------
23             Commissions/Royalties                                               $0                    $0
                                                                       --------------        --------------
24             Expense Reimbursements                                              $0                    $0
                                                                       --------------        --------------
25             Other                                                               $0                    $0
                                                                       --------------        --------------
26        Salaries/Commissions (less employee withholding)                         $0                    $0
                                                                       --------------        --------------
27        Management Fees                                                          $0                    $0
                                                                       --------------        --------------
          Taxes:                                                                   $0                    $0
                                                                       --------------        --------------
28             Employee Withholding                                                $0                    $0
                                                                       --------------        --------------
29             Employer Payroll Taxes                                              $0                    $0
                                                                       --------------        --------------
30             Real Property Taxes                                                 $0                    $0
                                                                       --------------        --------------
31             Other Taxes                                                         $0                    $0
                                                                       --------------        --------------
32        Other Cash Outflows:                                                     $0                    $0
                                                                       --------------        --------------
33
               -------------------------------------------------       --------------        --------------
34
               -------------------------------------------------       --------------        --------------
35
               -------------------------------------------------       --------------        --------------
36
               -------------------------------------------------       --------------        --------------
37
               -------------------------------------------------       --------------        --------------
38             TOTAL CASH DISBURSEMENTS:                                           $0                    $0
                                                                       --------------        --------------
39  NET INCREASE (DECREASE) IN CASH                                                $0                    $0
                                                                       --------------        --------------
40  CASH BALANCE, BEGINNING OF PERIOD                                              $0                    $0
                                                                       --------------        --------------
41  CASH BALANCE, END OF PERIOD                                                    $0                    $0
                                                                       ==============        ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 06/30/02

     CASH FLOWS FROM OPERATING ACTIVITIES                                               ACTUAL             CUMULATIVE
     ------------------------------------                                            CURRENT MONTH       (CASE TO DATE)
                                                                                    -----------------   ----------------
1         Cash Received from Sales                                                                 $0                 $0
                                                                                    -----------------   ----------------
2         Rent/Leases Collected                                                                    $0                 $0
                                                                                    -----------------   ----------------
3         Interest Received                                                                        $0                 $0
                                                                                    -----------------   ----------------
4         Cash Paid to Suppliers                                                                   $0                 $0
                                                                                    -----------------   ----------------
5         Cash Paid for Selling Expenses                                                           $0                 $0
                                                                                    -----------------   ----------------
6         Cash Paid for Administrative Expenses                                                    $0                 $0
                                                                                    -----------------   ----------------
          Cash Paid for Rents/Leases:
7            Personal Property                                                                     $0                 $0
                                                                                    -----------------   ----------------
8            Real Property                                                                         $0                 $0
                                                                                    -----------------   ----------------
9         Cash Paid for Interest                                                                   $0                 $0
                                                                                    -----------------   ----------------
10        Cash Paid for Net Payroll and Benefits                                                   $0                 $0
                                                                                    -----------------   ----------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries                                                                              $0                 $0
                                                                                    -----------------   ----------------
12           Draws                                                                                 $0                 $0
                                                                                    -----------------   ----------------
13           Commissions/Royalties                                                                 $0                 $0
                                                                                    -----------------   ----------------
14           Expense Reimbursements                                                                $0                 $0
                                                                                    -----------------   ----------------
15           Other                                                                                 $0                 $0
                                                                                    -----------------   ----------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                                  $0                 $0
                                                                                    -----------------   ----------------
17           Employee Withholdings                                                                 $0                 $0
                                                                                    -----------------   ----------------
18           Real Property Taxes                                                                   $0                 $0
                                                                                    -----------------   ----------------
19           Other Taxes                                                                           $0                 $0
                                                                                    -----------------   ----------------
20        Cash Paid for General Expenses                                                           $0                 $0
                                                                                    -----------------   ----------------
21
          ---------------------------------------------------------------------     -----------------   ----------------
22
          ---------------------------------------------------------------------     -----------------   ----------------
23
          ---------------------------------------------------------------------     -----------------   ----------------
24
          ---------------------------------------------------------------------     -----------------   ----------------
25
          ---------------------------------------------------------------------     -----------------   ----------------
26
          ---------------------------------------------------------------------     -----------------   ----------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
                 REORGANIZATION ITEMS                                                              $0                 $0
                                                                                    -----------------   ----------------
     CASH FLOWS FROM REORGANIZATION ITEMS

28        Interest Received on Cash Accumulated Due to Chp 11 Case                                 $0                 $0
                                                                                    -----------------   ----------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case                       $0                 $0
                                                                                    -----------------   ----------------
30        U.S. Trustee Quarterly Fees                                                              $0                 $0
                                                                                    -----------------   ----------------
31
          ---------------------------------------------------------------------     -----------------   ----------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                      $0                 $0
                                                                                    -----------------   ----------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                    $0                 $0
                                                                                    -----------------   ----------------
     CASH FLOWS FROM INVESTING ACTIVITIES

34        Capital Expenditures                                                                     $0                 $0
                                                                                    -----------------   ----------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case                                  $0                 $0
                                                                                    -----------------   ----------------
36
          ---------------------------------------------------------------------     -----------------   ----------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                      $0                 $0
                                                                                    -----------------   ----------------
     CASH FLOWS FROM FINANCING ACTIVITIES

38        Net Borrowings (Except Insiders)                                                         $0                 $0
                                                                                    -----------------   ----------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders                            $0                 $0
                                                                                    -----------------   ----------------
40        Capital Contributions                                                                    $0                 $0
                                                                                    -----------------   ----------------
41        Principal Payments                                                                       $0                 $0
                                                                                    -----------------   ----------------
42
          ---------------------------------------------------------------------     -----------------   ----------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                      $0                 $0
                                                                                    -----------------   ----------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                          $0                 $0
                                                                                    -----------------   ----------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                               $0                 $0
                                                                                    -----------------   ----------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                     $0                 $0
                                                                                    =================   ================

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Metricom Finance, Inc.           CASE NO.           01-53297
                                                         ------------------

                                        CHAPTER 11
                                        MONTHLY OPERATING REPORT
                                        (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED: Jun-02                                      PETITION DATE: 07/02/01



1.   Debtor in possession (or trustee) hereby submits this Monthly Operating
     Report on the Accrual Basis of accounting (or if checked here       ____
     the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in $1

                                                            END OF CURRENT       END OF PRIOR      AS OF PETITION
2.   ASSET AND LIABILITY STRUCTURE                               MONTH               MONTH            FILING
                                                           ----------------   ----------------   ----------------
     a.  Current Assets                                                  $0                 $0
                                                           ----------------   ----------------
     b.  Total Assets                                                    $0                 $0                 $0
                                                           ----------------   ----------------   ----------------
     c.  Current Liabilities                                             $0                 $0
                                                           ----------------   ----------------
     d.  Total Liabilities                                               $0                 $0                 $0
                                                           ----------------   ----------------   ----------------

                                                                                                    CUMULATIVE
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH    CURRENT MONTH       PRIOR MONTH       (CASE TO DATE)
                                                           ----------------   ----------------   ----------------
     a.  Total Receipts                                                  $0                 $0                 $0
                                                           ----------------   ----------------   ----------------
     b.  Total Disbursements                                             $0                 $0                 $0
                                                           ----------------   ----------------   ----------------
     c.  Excess (Deficiency) of Receipts Over
             Disbursements (a - b)                                       $0                 $0                 $0
                                                           ----------------   ----------------   ----------------
     d.  Cash Balance Beginning of Month                                 $0                 $0                 $0
                                                           ----------------   ----------------   ----------------
     e.  Cash Balance End of Month (c + d )                              $0                 $0                 $0
                                                           ----------------   ----------------   ----------------


                                                                                                    CUMULATIVE
                                                             CURRENT MONTH       PRIOR MONTH      (CASE TO DATE)
                                                           ----------------   ----------------   ----------------
4.     PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                    $0                 $0                 $0
                                                           ----------------   ----------------   ----------------
5.     ACCOUNT RECEIVABLES (PRE AND POST PETITION)                       $0                 $0
                                                           ----------------   ----------------
6.     POST-PETITION LIABILITIES                                         $0                 $0
                                                           ----------------   ----------------
7.     PAST DUE POST-PETITION ACCOUNT PAYABLES
            (OVER 30 DAYS)                                               $0                 $0
                                                           ----------------   ----------------

AT THE END OF THIS REPORTING MONTH:                                                     YES          NO
                                                                                        ---         ---
8.   Have any payments been made on pre-petition debt, other than payments in                        X
     the normal course to secured creditors or lessors? (if yes, attach listing
     including date of payment, amount of payment and name of payee)                    ---         ---

9.   Have any payments been made to professionals? (if yes, attach listing                           X
     including date of payment, amount of payment and name of payee)                    ---         ---

10.  If the answer is yes to 8 or 9, were all such payments approved by the
     court?                                                                             ---         ---

11.  Have any payments been made to officers, insiders, shareholders, relatives?                     X
     (if yes, attach listing including date of payment, amount and reason for
     payment, and name of payee)                                                        ---         ---

12.  Is the estate insured for replacement cost of assets and for general                X
     liability?                                                                         ---         ---

13.  Are a plan and disclosure statement on file?                                        X(1)
                                                                                        ---         ---
14.  Was there any post-petition borrowing during this reporting period?                            X
                                                                                        ---         ---
15.  Check if paid: Post-petition taxes ___     U.S. Trustee Quarterly Fees ___; Check if filing is current for: Post-petition
     tax reporting and tax returns:     ___


     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

(1) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


 Date:   07/18/02                     /s/ EUGENE A. REILLY
       -----------------------       -------------------------------------------
                                     Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 06/30/02

        CURRENT MONTH
-----------------------------------                                                     CUMULATIVE        NEXT MONTH
  ACTUAL      FORECAST     VARIANCE                                                    (CASE TO DATE)       FORECAST
-----------  ----------   ---------                                                  ------------------   ---------------
                                        REVENUES:

         $0          $0          $0    1   Gross Sales                                               $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0    2   less: Sales Returns & Allowances                          $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0    3   Net Sales                                                 $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0    4   less: Cost of Goods Sold (Schedule 'B')                   $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0    5   Gross Profit                                              $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0    6   Interest                                                  $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0    7   Other Income:                                             $0                $0
-----------  ----------   ---------                       ------------------------   ------------------   ---------------
                                       8
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
                                       9
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   10       TOTAL REVENUES                                        $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
                                         EXPENSES:

         $0          $0          $0   11   Compensation to Owner(s)/Officer(s)                       $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   12   Salaries                                                  $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   13   Commissions                                               $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   14   Contract Labor                                            $0                $0
-----------  ----------   ---------        Rent/Lease:                               ------------------   ---------------
         $0          $0          $0   15       Personal Property                                     $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   16       Real Property                                         $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   17   Insurance                                                 $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   18   Management Fees                                           $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   19   Depreciation                                              $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
                                           Taxes:
         $0          $0          $0   20       Employer Payroll Taxes                                $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   21       Real Property Taxes                                   $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   22       Other Taxes                                           $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   23   Other Selling                                             $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   24   Other Administrative                                      $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   25   Interest                                                  $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   26   Other Expenses:                                           $0                $0
-----------  ----------   ---------                       ------------------------   ------------------   ---------------
         $0          $0          $0   27                                                             $0                $0
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   28                                                             $0                $0
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   29                                                             $0                $0
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   30                                                             $0                $0
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   31                                                             $0                $0
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   32                                                             $0                $0
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   33                                                             $0                $0
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   34                                                             $0                $0
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   35       TOTAL EXPENSES                                        $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   36 SUBTOTAL                                                    $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------

                                        REORGANIZATION ITEMS:

         $0          $0          $0   37  Professional Fees                                          $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
                                      38  Provisions for Rejected Executory
         $0          $0          $0         Contracts                                                $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
                                      39  Interest Earned on Accumulated Cash from
         $0          $0          $0       Resulting Chp 11 Case                                      $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   40   Gain or (Loss) from Sale of Equipment                     $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   41   U.S. Trustee Quarterly Fees                               $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   42                                                             $0                $0
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   43        TOTAL REORGANIZATION ITEMS                           $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
                                      44  NET PROFIT (LOSS) BEFORE FEDERAL
         $0          $0          $0           & STATE TAXES                                          $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   45   Federal & State Income Taxes                              $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   46 NET PROFIT (LOSS)                                           $0                $0
===========  ==========   =========                                                  ==================   ===============


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 06/30/02

ASSETS

                                                                 FROM SCHEDULES      MARKET VALUE
                                                                ---------------      -------------
         CURRENT ASSETS

 1           Cash and cash equivalents - unrestricted                                           $0
                                                                                     -------------
 2           Cash and cash equivalents - restricted                                             $0
                                                                                     -------------
 3           Accounts receivable (net)                                  A                       $0
                                                                                     -------------
 4           Inventory                                                  B                       $0
                                                                                     -------------
 5           Prepaid expenses                                                                   $0
                                                                                     -------------
 6           Professional retainers                                                             $0
                                                                                     -------------
 7           Other:                                                                             $0
                   ---------------------------------------------                     -------------
 8
             ---------------------------------------------------                     -------------
 9                 TOTAL CURRENT ASSETS                                                         $0
                                                                                     -------------
         PROPERTY AND EQUIPMENT (MARKET VALUE)

10           Real property                                              C                       $0
                                                                                     -------------
11           Machinery and equipment                                    D                       $0
                                                                                     -------------
12           Furniture and fixtures                                     D                       $0
                                                                                     -------------
13           Office equipment                                           D                       $0
                                                                                     -------------
14           Leasehold improvements                                     D                       $0
                                                                                     -------------
15           Vehicles                                                   D                       $0
                                                                                     -------------
16           Other:                                                     D                       $0
                   ---------------------------------------------                     -------------
17                                                                      D                       $0
             ---------------------------------------------------                     -------------
18                                                                      D                       $0
             ---------------------------------------------------                     -------------
19                                                                      D                       $0
             ---------------------------------------------------                     -------------
20                                                                      D                       $0
             ---------------------------------------------------                     -------------
21                 TOTAL PROPERTY AND EQUIPMENT                                                 $0
                                                                                     -------------
         OTHER ASSETS

22           Loans to shareholders                                                              $0
                                                                                     -------------
23           Loans to affiliates                                                                $0
                                                                                     -------------
24
             ---------------------------------------------------                     -------------
25
             ---------------------------------------------------                     -------------
26
             ---------------------------------------------------                     -------------
27
             ---------------------------------------------------                     -------------
28                 TOTAL OTHER ASSETS                                                           $0
                                                                                     -------------
29                 TOTAL ASSETS                                                                 $0
                                                                                     =============


NOTE:

       Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

LIABILITIES FROM SCHEDULES

   POST-PETITION

       CURRENT LIABILITIES

30             Salaries and wages                                                      $0
                                                                            -------------
31             Payroll taxes                                                           $0
                                                                            -------------
32             Real and personal property taxes                                        $0
                                                                            -------------
33             Income taxes                                                            $0
                                                                            -------------
34             Sales taxes                                                             $0
                                                                            -------------
35             Notes payable (short term)                                              $0
                                                                            -------------
36             Accounts payable (trade)                            A                   $0
                                                                            -------------
37             Real property lease arrearage                                           $0
                                                                            -------------
38             Personal property lease arrearage                                       $0
                                                                            -------------
39             Accrued professional fees                                               $0
                                                                            -------------
40             Current portion of long-term post-petition debt
                 (due within 12 months)                                                $0
                                                                            -------------
41             Other:                                                                  $0
                        -----------------------------------                 -------------
42
               --------------------------------------------                 -------------
43
               --------------------------------------------                 -------------
44             TOTAL CURRENT LIABILITIES                                               $0
                                                                            -------------
45       LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                          $0
                                                                            -------------
46             TOTAL POST-PETITION LIABILITIES                                         $0
                                                                            -------------
       PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47             Secured claims                                      F                   $0
                                                                            -------------
48             Priority unsecured claims                           F                   $0
                                                                            -------------
49             General unsecured claims                            F                   $0
                                                                            -------------
50             TOTAL PRE-PETITION LIABILITIES                                          $0
                                                                            -------------
51             TOTAL LIABILITIES                                                       $0
                                                                            -------------
    EQUITY (DEFICIT)

52       Retained Earnings/(Deficit) at time of filing                                 $0
                                                                            -------------
53       Capital Stock                                                                 $0
                                                                            -------------
54       Additional paid-in capital                                                    $0
                                                                            -------------
55       Cumulative profit/(loss) since filing of case                                 $0
                                                                            -------------
56       Post-petition contributions/(distributions) or (draws)                        $0
                                                                            -------------
57
         --------------------------------------------------                 -------------
58       Market value adjustment                                                       $0
                                                                            -------------
59             TOTAL EQUITY (DEFICIT)                                                  $0
                                                                            -------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                             $0
                                                                            =============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                    ACCOUNTS RECEIVABLE      ACCOUNTS PAYABLE           PAST DUE
RECEIVABLES AND PAYABLES AGINGS                   [PRE AND POST PETITION]     [POST PETITION]      POST PETITION DEBT
                                                  -----------------------     ---------------      ------------------
0-30 Days                                                              $0                  $0
                                                  -----------------------     ---------------
31-60 Days                                                             $0                  $0
                                                  -----------------------     ---------------
61-90 Days                                                             $0                  $0                      $0
                                                  -----------------------     ---------------      ==================
91+ Days                                                               $0                  $0
                                                  -----------------------     ---------------
Total accounts receivable/payable                                      $0                  $0
                                                  -----------------------     ===============
Allowance for doubtful accounts                                        $0
                                                  -----------------------
Accounts receivable (net)                                              $0
                                                  =======================


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                              COST OF GOODS SOLD
----------------------------------                              ------------------
                                         INVENTORY(IES)
                                           BALANCE AT
                                          END OF MONTH          INVENTORY BEGINNING OF MONTH                        $0
                                         -------------                                             -------------------
                                                                Add -
    Retail/Restaurants -                                          Net purchase                                      $0
                                                                                                   -------------------
      Product for resale                                  $0      Direct labor                                      $0
                                  --------------------------                                       -------------------
                                                                  Manufacturing overhead                            $0
                                                                                                   -------------------
    Distribution -                                                Freight in                                        $0
                                                                                                   -------------------
      Products for resale                                 $0      Other:                                            $0
                                  --------------------------                                       -------------------

                                                                ---------------------------------  -------------------
    Manufacturer -
                                                                ---------------------------------  -------------------
      Raw Materials                                       $0
                                  --------------------------
      Work-in-progress                                    $0    Less -
                                  --------------------------
      Finished goods                                      $0      Inventory End of Month                            $0
                                  --------------------------                                       -------------------
                                                                  Shrinkage                                         $0
                                                                                                   -------------------
    Other - Explain                                       $0      Personal Use                                      $0
                                  --------------------------                                       -------------------

    ------------------------------
                                                                Cost of Goods Sold                                  $0
    ------------------------------                                                                 ===================
        TOTAL                                             $0
                                  ==========================

METHOD OF INVENTORY CONTROL                                    INVENTORY VALUATION METHODS

Do you have a functioning perpetual inventory system?          Indicate by a checkmark method of inventory used.

              Yes         No
                  -----      -----

How often do you take a complete physical inventory?           Valuation methods -
                                                                  FIFO cost
                                                                                          --
  Weekly                                                          LIFO cost
                   ------                                                                 --
  Monthly                                                         Lower of cost or market
                   ------                                                                 --
  Quarterly                                                       Retail method
                   ------                                                                 --
  Semi-annually                                                   Other
                   ------                                                                 --
  Annually                                                         Explain
                   ------
Date of last physical inventory was    Not Applicable
                                    ------------------------    -------------------------------------------------------------

                                                                -------------------------------------------------------------
Date of next physical inventory is     Not Applicable
                                   -------------------------    -------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                 COST              MARKET VALUE
-----------                                                 ----              ------------
      None                                                         $0                      $0
      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                 COST              MARKET VALUE
-----------                                                 ----              ------------
Machinery & Equipment -
      None                                                         $0                      $0
      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================
Furniture & Fixtures -
      None                                                         $0                      $0
      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================
Office Equipment -
      None                                                         $0                      $0
      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================

Leasehold Improvements -
      None                                                         $0                      $0
      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================

Vehicles -
      None                                                         $0                      $0
      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE(1)                          0-30 DAYS      31-60 DAYS     61-90 DAYS      91+ DAYS          TOTAL
----------------                        -------------- --------------- -------------- --------------   -------------
FEDERAL
       Income Tax Withholding                       $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       FICA - Employee                              $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       FICA - Employer                              $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Unemployment (FUTA)                          $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Income                                       $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Other (Attach List)                          $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
TOTAL FEDERAL TAXES                                 $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
STATE AND LOCAL
       Income Tax Withholding                       $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Unemployment (UT)                            $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Disability Insurance (DI)                    $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Empl. Training Tax (ETT)                     $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Sales                                        $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Excise                                       $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Real property                                $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Personal property                            $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Income                                       $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Other (Attach List)                          $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
TOTAL STATE & LOCAL TAXES                           $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
TOTAL TAXES                                         $0              $0             $0             $0              $0
                                        ============== =============== ============== ==============   =============



                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                    CLAIMED          ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -          AMOUNT          AMOUNT(b)
-------------------------------------------      --------------   -------------
       Secured claims(a)                                     $0              $0
                                                 --------------   -------------
       Priority claims other than taxes                      $0              $0
                                                 --------------   -------------
       Priority tax claims                                   $0              $0
                                                 --------------   -------------
       General unsecured claims                              $0              $0
                                                 --------------   -------------

       (a)      List total amount of claims even if under secured.

       (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                              RENTAL INCOME INFORMATION
                      NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                           ACCOUNT 1       ACCOUNT 2       ACCOUNT 3     ACCOUNT 4
                                        --------------- --------------- -------------- -------------
Bank                                         None
                                        --------------- --------------- -------------- -------------
Account Type
                                        --------------- --------------- -------------- -------------
Account No.
                                        --------------- --------------- -------------- -------------
Account Purpose
                                        --------------- --------------- -------------- -------------
Balance, End of Month
                                        --------------- --------------- -------------- -------------
Total Funds on Hand for all Accounts                 $0
                                        ===============


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 06/30/02

                                                                            Actual              Cumulative
                                                                        Current Month         (Case to Date)
                                                                       --------------        --------------
    CASH RECEIPTS

1         Rent/Leases Collected                                                    $0                    $0
                                                                       --------------        --------------
2         Cash Received from Sales                                                 $0                    $0
                                                                       --------------        --------------
3         Interest Received                                                        $0                    $0
                                                                       --------------        --------------
4         Borrowings                                                               $0                    $0
                                                                       --------------        --------------
5         Funds from Shareholders, Partners, or Other Insiders                     $0                    $0
                                                                       --------------        --------------
6         Capital Contributions                                                    $0                    $0
                                                                       --------------        --------------
7
          ------------------------------------------------------       --------------        --------------
8
          ------------------------------------------------------       --------------        --------------
9
          ------------------------------------------------------       --------------        --------------
10
          ------------------------------------------------------       --------------        --------------
11
          ------------------------------------------------------       --------------        --------------

12             TOTAL CASH RECEIPTS                                                 $0                    $0
                                                                       --------------        --------------
    CASH DISBURSEMENTS

                                                                       --------------        --------------
13        Payments for Inventory                                                   $0                    $0
                                                                       --------------        --------------
14        Selling                                                                  $0                    $0
                                                                       --------------        --------------
15        Administrative                                                           $0                    $0
                                                                       --------------        --------------
16        Capital Expenditures                                                     $0                    $0
                                                                       --------------        --------------
17        Principal Payments on Debt                                               $0                    $0
                                                                       --------------        --------------
18        Interest Paid                                                            $0                    $0
                                                                       --------------        --------------
          Rent/Lease:                                                              $0                    $0
                                                                       --------------        --------------
19             Personal Property                                                   $0                    $0
                                                                       --------------        --------------
20             Real Property                                                       $0                    $0
                                                                       --------------        --------------
          Amount Paid to Owner(s)/Officer(s)                                       $0                    $0
                                                                       --------------        --------------
21             Salaries                                                            $0                    $0
                                                                       --------------        --------------
22             Draws                                                               $0                    $0
                                                                       --------------        --------------
23             Commissions/Royalties                                               $0                    $0
                                                                       --------------        --------------
24             Expense Reimbursements                                              $0                    $0
                                                                       --------------        --------------
25             Other                                                               $0                    $0
                                                                       --------------        --------------
26        Salaries/Commissions (less employee withholding)                         $0                    $0
                                                                       --------------        --------------
27        Management Fees                                                          $0                    $0
                                                                       --------------        --------------
          Taxes:                                                                   $0                    $0
                                                                       --------------        --------------
28             Employee Withholding                                                $0                    $0
                                                                       --------------        --------------
29             Employer Payroll Taxes                                              $0                    $0
                                                                       --------------        --------------
30             Real Property Taxes                                                 $0                    $0
                                                                       --------------        --------------
31             Other Taxes                                                         $0                    $0
                                                                       --------------        --------------
32        Other Cash Outflows:                                                     $0                    $0
                                                                       --------------        --------------
33
               -------------------------------------------------       --------------        --------------
34
               -------------------------------------------------       --------------        --------------
35
               -------------------------------------------------       --------------        --------------
36
               -------------------------------------------------       --------------        --------------
37
               -------------------------------------------------       --------------        --------------
38             TOTAL CASH DISBURSEMENTS:                                           $0                    $0
                                                                       --------------        --------------
39  NET INCREASE (DECREASE) IN CASH                                                $0                    $0
                                                                       --------------        --------------
40  CASH BALANCE, BEGINNING OF PERIOD                                              $0                    $0
                                                                       --------------        --------------
41  CASH BALANCE, END OF PERIOD                                                    $0                    $0
                                                                       ==============        ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 06/30/02

     CASH FLOWS FROM OPERATING ACTIVITIES                                               ACTUAL             CUMULATIVE
     ------------------------------------                                            CURRENT MONTH       (CASE TO DATE)
                                                                                    -----------------   ----------------
1         Cash Received from Sales                                                                 $0                 $0
                                                                                    -----------------   ----------------
2         Rent/Leases Collected                                                                    $0                 $0
                                                                                    -----------------   ----------------
3         Interest Received                                                                        $0                 $0
                                                                                    -----------------   ----------------
4         Cash Paid to Suppliers                                                                   $0                 $0
                                                                                    -----------------   ----------------
5         Cash Paid for Selling Expenses                                                           $0                 $0
                                                                                    -----------------   ----------------
6         Cash Paid for Administrative Expenses                                                    $0                 $0
                                                                                    -----------------   ----------------
          Cash Paid for Rents/Leases:
7            Personal Property                                                                     $0                 $0
                                                                                    -----------------   ----------------
8            Real Property                                                                         $0                 $0
                                                                                    -----------------   ----------------
9         Cash Paid for Interest                                                                   $0                 $0
                                                                                    -----------------   ----------------
10        Cash Paid for Net Payroll and Benefits                                                   $0                 $0
                                                                                    -----------------   ----------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries                                                                              $0                 $0
                                                                                    -----------------   ----------------
12           Draws                                                                                 $0                 $0
                                                                                    -----------------   ----------------
13           Commissions/Royalties                                                                 $0                 $0
                                                                                    -----------------   ----------------
14           Expense Reimbursements                                                                $0                 $0
                                                                                    -----------------   ----------------
15           Other                                                                                 $0                 $0
                                                                                    -----------------   ----------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                                  $0                 $0
                                                                                    -----------------   ----------------
17           Employee Withholdings                                                                 $0                 $0
                                                                                    -----------------   ----------------
18           Real Property Taxes                                                                   $0                 $0
                                                                                    -----------------   ----------------
19           Other Taxes                                                                           $0                 $0
                                                                                    -----------------   ----------------
20        Cash Paid for General Expenses                                                           $0                 $0
                                                                                    -----------------   ----------------
21
          ---------------------------------------------------------------------     -----------------   ----------------
22
          ---------------------------------------------------------------------     -----------------   ----------------
23
          ---------------------------------------------------------------------     -----------------   ----------------
24
          ---------------------------------------------------------------------     -----------------   ----------------
25
          ---------------------------------------------------------------------     -----------------   ----------------
26
          ---------------------------------------------------------------------     -----------------   ----------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
                 REORGANIZATION ITEMS                                                              $0                 $0
                                                                                    -----------------   ----------------
     CASH FLOWS FROM REORGANIZATION ITEMS

28        Interest Received on Cash Accumulated Due to Chp 11 Case                                 $0                 $0
                                                                                    -----------------   ----------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case                       $0                 $0
                                                                                    -----------------   ----------------
30        U.S. Trustee Quarterly Fees                                                              $0                 $0
                                                                                    -----------------   ----------------
31
          ---------------------------------------------------------------------     -----------------   ----------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                      $0                 $0
                                                                                    -----------------   ----------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                    $0                 $0
                                                                                    -----------------   ----------------
     CASH FLOWS FROM INVESTING ACTIVITIES

34        Capital Expenditures                                                                     $0                 $0
                                                                                    -----------------   ----------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case                                  $0                 $0
                                                                                    -----------------   ----------------
36
          ---------------------------------------------------------------------     -----------------   ----------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                      $0                 $0
                                                                                    -----------------   ----------------
     CASH FLOWS FROM FINANCING ACTIVITIES

38        Net Borrowings (Except Insiders)                                                         $0                 $0
                                                                                    -----------------   ----------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders                            $0                 $0
                                                                                    -----------------   ----------------
40        Capital Contributions                                                                    $0                 $0
                                                                                    -----------------   ----------------
41        Principal Payments                                                                       $0                 $0
                                                                                    -----------------   ----------------
42
          ---------------------------------------------------------------------     -----------------   ----------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                      $0                 $0
                                                                                    -----------------   ----------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                          $0                 $0
                                                                                    -----------------   ----------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                               $0                 $0
                                                                                    -----------------   ----------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                     $0                 $0
                                                                                    =================   ================

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Metricom Investments DC, Inc.    CASE NO.           01-53302
                                                         ------------------

                                        CHAPTER 11
                                        MONTHLY OPERATING REPORT
                                        (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED: Jun-02                                      PETITION DATE: 07/02/01



1.   Debtor in possession (or trustee) hereby submits this Monthly Operating
     Report on the Accrual Basis of accounting (or if checked here       ____
     the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in $1

                                                            END OF CURRENT       END OF PRIOR      AS OF PETITION
2.   ASSET AND LIABILITY STRUCTURE                               MONTH               MONTH            FILING
                                                           ----------------   ----------------   ----------------
     a.  Current Assets                                                  $0                 $0
                                                           ----------------   ----------------
     b.  Total Assets                                                    $0                 $0                 $0
                                                           ----------------   ----------------   ----------------
     c.  Current Liabilities                                             $0                 $0
                                                           ----------------   ----------------
     d.  Total Liabilities                                               $0                 $0                 $0
                                                           ----------------   ----------------   ----------------

                                                                                                    CUMULATIVE
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH    CURRENT MONTH       PRIOR MONTH       (CASE TO DATE)
                                                           ----------------   ----------------   ----------------
     a.  Total Receipts                                                  $0                 $0                 $0
                                                           ----------------   ----------------   ----------------
     b.  Total Disbursements                                             $0                 $0                 $0
                                                           ----------------   ----------------   ----------------
     c.  Excess (Deficiency) of Receipts Over
             Disbursements (a - b)                                       $0                 $0                 $0
                                                           ----------------   ----------------   ----------------
     d.  Cash Balance Beginning of Month                                 $0                 $0                 $0
                                                           ----------------   ----------------   ----------------
     e.  Cash Balance End of Month (c + d )                              $0                 $0                 $0
                                                           ----------------   ----------------   ----------------


                                                                                                    CUMULATIVE
                                                             CURRENT MONTH       PRIOR MONTH      (CASE TO DATE)
                                                           ----------------   ----------------   ----------------
4.     PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                    $0                 $0                 $0
                                                           ----------------   ----------------   ----------------
5.     ACCOUNT RECEIVABLES (PRE AND POST PETITION)                       $0                 $0
                                                           ----------------   ----------------
6.     POST-PETITION LIABILITIES                                         $0                 $0
                                                           ----------------   ----------------
7.     PAST DUE POST-PETITION ACCOUNT PAYABLES
            (OVER 30 DAYS)                                               $0                 $0
                                                           ----------------   ----------------

AT THE END OF THIS REPORTING MONTH:                                                     YES          NO
                                                                                        ---         ---
8.   Have any payments been made on pre-petition debt, other than payments in                        X
     the normal course to secured creditors or lessors? (if yes, attach listing         ---         ---
     including date of payment, amount of payment and name of payee)

9.   Have any payments been made to professionals? (if yes, attach listing                           X
     including payment, amount of payment and name of payee)                            ---         ---

10.  If the answer is yes to 8 or 9, were all such payments approved by the
     court?                                                                             ---         ---

11.  Have any payments been made to officers, insiders, shareholders, relatives?                     X
     (if yes, attach listing including date of payment, amount and reason for           ---         ---
     payment, and name of payee)

12.  Is the estate insured for replacement cost of assets and for general                X
     liability?                                                                         ---         ---

13.  Are a plan and disclosure statement on file?                                        X(1)
                                                                                        ---         ---
14.  Was there any post-petition borrowing during this reporting period?                             X
                                                                                        ---         ---

15.  Check if paid: Post-petition taxes ___;    U.S. Trustee Quarterly Fees ___; Check if filing is current for: Post-petition
     tax reporting and tax returns:     ___


     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

(1) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


 Date:        07/18/02                         /s/ EUGENE A. REILLY
       -----------------------       -------------------------------------------
                                     Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 06/30/02

        CURRENT MONTH
-----------------------------------                                                     CUMULATIVE        NEXT MONTH
  ACTUAL      FORECAST     VARIANCE                                                    (CASE TO DATE)       FORECAST
-----------  ----------   ---------                                                  ------------------   ---------------
                                        REVENUES:

         $0          $0          $0    1   Gross Sales                                               $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0    2   less: Sales Returns & Allowances                          $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0    3   Net Sales                                                 $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0    4   less: Cost of Goods Sold (Schedule 'B')                   $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0    5   Gross Profit                                              $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0    6   Interest                                                  $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0    7   Other Income:                                             $0                $0
-----------  ----------   ---------                       ------------------------   ------------------   ---------------
                                      8
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
                                      9
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   10       TOTAL REVENUES                                        $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
                                         EXPENSES:

         $0          $0          $0   11   Compensation to Owner(s)/Officer(s)                       $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   12   Salaries                                                  $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   13   Commissions                                               $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   14   Contract Labor                                            $0                $0
-----------  ----------   ---------        Rent/Lease:                               ------------------   ---------------
         $0          $0          $0   15   Personal Property                                         $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   16       Real Property                                         $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   17   Insurance                                                 $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   18   Management Fees                                           $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   19   Depreciation                                              $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
                                           Taxes:
         $0          $0          $0   20       Employer Payroll Taxes                                $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   21       Real Property Taxes                                   $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   22       Other Taxes                                           $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   23   Other Selling                                             $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   24   Other Administrative                                      $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   25   Interest                                                  $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   26   Other Expenses:                                           $0                $0
-----------  ----------   ---------                       ------------------------   ------------------   ---------------
         $0          $0          $0   27                                                             $0                $0
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   28                                                             $0                $0
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   29                                                             $0                $0
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   30                                                             $0                $0
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   31                                                             $0                $0
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   32                                                             $0                $0
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   33                                                             $0                $0
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   34                                                             $0                $0
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   35       TOTAL EXPENSES                                        $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   36 SUBTOTAL                                                    $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------

                                        REORGANIZATION ITEMS:

         $0          $0          $0   37  Professional Fees                                          $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
                                      38  Provisions for Rejected Executory
         $0          $0          $0         Contracts                                                $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
                                      39  Interest Earned on Accumulated Cash from
         $0          $0          $0       Resulting Chp 11 Case                                      $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   40  Gain or (Loss) from Sale of Equipment                      $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   41  U.S. Trustee Quarterly Fees                                $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   42                                                             $0                $0
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   43        TOTAL REORGANIZATION ITEMS                           $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
                                      44  NET PROFIT (LOSS) BEFORE FEDERAL
         $0          $0          $0           & STATE TAXES                                          $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   45   Federal & State Income Taxes                              $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   46 NET PROFIT (LOSS)                                           $0                $0
===========  ==========   =========                                                  ==================   ===============


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                          FOR THE MONTH ENDED 06/30/02

ASSETS

                                                                 FROM SCHEDULES      MARKET VALUE
                                                                ---------------      -------------
         CURRENT ASSETS

 1           Cash and cash equivalents - unrestricted                                           $0
                                                                                     -------------
 2           Cash and cash equivalents - restricted                                             $0
                                                                                     -------------
 3           Accounts receivable (net)                                  A                       $0
                                                                                     -------------
 4           Inventory                                                  B                       $0
                                                                                     -------------
 5           Prepaid expenses                                                                   $0
                                                                                     -------------
 6           Professional retainers                                                             $0
                                                                                     -------------
 7           Other:                                                                             $0
                   ---------------------------------------------                     -------------
 8
             ---------------------------------------------------                     -------------
 9                 TOTAL CURRENT ASSETS                                                         $0
                                                                                     -------------
         PROPERTY AND EQUIPMENT (MARKET VALUE)

10           Real property                                              C                       $0
                                                                                     -------------
11           Machinery and equipment                                    D                       $0
                                                                                     -------------
12           Furniture and fixtures                                     D                       $0
                                                                                     -------------
13           Office equipment                                           D                       $0
                                                                                     -------------
14           Leasehold improvements                                     D                       $0
                                                                                     -------------
15           Vehicles                                                   D                       $0
                                                                                     -------------
16           Other:                                                     D                       $0
                   ---------------------------------------------                     -------------
17                                                                      D                       $0
             ---------------------------------------------------                     -------------
18                                                                      D                       $0
             ---------------------------------------------------                     -------------
19                                                                      D                       $0
             ---------------------------------------------------                     -------------
20                                                                      D                       $0
             ---------------------------------------------------                     -------------
21                 TOTAL PROPERTY AND EQUIPMENT                                                 $0
                                                                                     -------------
         OTHER ASSETS

22           Loans to shareholders                                                              $0
                                                                                     -------------
23           Loans to affiliates                                                                $0
                                                                                     -------------
24
             ---------------------------------------------------                     -------------
25
             ---------------------------------------------------                     -------------
26
             ---------------------------------------------------                     -------------
27
             ---------------------------------------------------                     -------------
28                 TOTAL OTHER ASSETS                                                           $0
                                                                                     -------------
29                 TOTAL ASSETS                                                                 $0
                                                                                     =============


NOTE:

       Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

LIABILITIES FROM SCHEDULES

   POST-PETITION

       CURRENT LIABILITIES

30             Salaries and wages                                                      $0
                                                                            -------------
31             Payroll taxes                                                           $0
                                                                            -------------
32             Real and personal property taxes                                        $0
                                                                            -------------
33             Income taxes                                                            $0
                                                                            -------------
34             Sales taxes                                                             $0
                                                                            -------------
35             Notes payable (short term)                                              $0
                                                                            -------------
36             Accounts payable (trade)                            A                   $0
                                                                            -------------
37             Real property lease arrearage                                           $0
                                                                            -------------
38             Personal property lease arrearage                                       $0
                                                                            -------------
39             Accrued professional fees                                               $0
                                                                            -------------
40             Current portion of long-term post-petition debt
                 (due within 12 months)                                                $0
                                                                            -------------
41             Other:                                                                  $0
                        -----------------------------------                 -------------
42
               --------------------------------------------                 -------------
43
               --------------------------------------------                 -------------
44             TOTAL CURRENT LIABILITIES                                               $0
                                                                            -------------
45       LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                          $0
                                                                            -------------
46             TOTAL POST-PETITION LIABILITIES                                         $0
                                                                            -------------
       PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47             Secured claims                                      F                   $0
                                                                            -------------
48             Priority unsecured claims                           F                   $0
                                                                            -------------
49             General unsecured claims                            F                   $0
                                                                            -------------
50             TOTAL PRE-PETITION LIABILITIES                                          $0
                                                                            -------------
51             TOTAL LIABILITIES                                                       $0
                                                                            -------------
    EQUITY (DEFICIT)

52       Retained Earnings/(Deficit) at time of filing                                 $0
                                                                            -------------
53       Capital Stock                                                                 $0
                                                                            -------------
54       Additional paid-in capital                                                    $0
                                                                            -------------
55       Cumulative profit/(loss) since filing of case                                 $0
                                                                            -------------
56       Post-petition contributions/(distributions) or (draws)                        $0
                                                                            -------------
57
         --------------------------------------------------                 -------------
58       Market value adjustment                                                       $0
                                                                            -------------
59             TOTAL EQUITY (DEFICIT)                                                  $0
                                                                            -------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                             $0
                                                                            =============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                    ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE          PAST DUE
RECEIVABLES AND PAYABLES AGINGS                    [PRE AND POST PETITION]     [POST PETITION]     POST PETITION DEBT
-------------------------------                   -----------------------     ---------------      ------------------
0-30 Days                                                              $0                  $0
                                                  -----------------------     ---------------
31-60 Days                                                             $0                  $0
                                                  -----------------------     ---------------
61-90 Days                                                             $0                  $0                      $0
                                                  -----------------------     ---------------      ------------------
91+ Days                                                               $0                  $0
                                                  -----------------------     ---------------
Total accounts receivable/payable                                      $0                  $0
                                                  -----------------------     ===============
Allowance for doubtful accounts                                        $0
                                                  -----------------------
 Accounts receivable (net)                                             $0
                                                  =======================


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                              COST OF GOODS SOLD
----------------------------------                              ------------------
                                         INVENTORY(IES)
                                           BALANCE AT
                                          END OF MONTH          INVENTORY BEGINNING OF MONTH                        $0
                                          ------------                                             -------------------
                                                                Add -
    Retail/Restaurants -                                          Net purchase                                      $0
                                                                                                   -------------------
      Product for resale                                  $0      Direct labor                                      $0
                                  --------------------------                                       -------------------
                                                                  Manufacturing overhead                            $0
                                                                                                   -------------------
    Distribution -                                                Freight in                                        $0
                                                                                                   -------------------
      Products for resale                                 $0    Other:                                              $0
                                  --------------------------                                       -------------------

                                                                ---------------------------------  -------------------
    Manufacturer -
                                                                ---------------------------------  -------------------
      Raw Materials                                       $0
                                  --------------------------
      Work-in-progress                                    $0    Less -
                                  --------------------------
      Finished goods                                      $0      Inventory End of Month                            $0
                                  --------------------------                                       -------------------
                                                                  Shrinkage                                         $0
                                                                                                   -------------------
    Other - Explain                                       $0      Personal Use                                      $0
                                  --------------------------                                       -------------------

    ------------------------------
                                                                Cost of Goods Sold                                  $0
    ------------------------------                                                                 ===================
        TOTAL                                             $0
                                  ==========================

METHOD OF INVENTORY CONTROL                                     INVENTORY VALUATION METHODS

Do you have a functioning perpetual inventory system?           Indicate by a checkmark method of inventory used.

              Yes         No
                  -----      -----

How often do you take a complete physical inventory?            Valuation methods -
                                                                   FIFO cost
                                                                                             --
  Weekly                                                           LIFO cost
                   ------                                                                    --
  Monthly                                                          Lower of cost or market
                   ------                                                                    --
  Quarterly                                                        Retail method
                   ------                                                                    --
  Semi-annually                                                    Other
                   ------                                                                    --
  Annually                                                            Explain
                   ------
Date of last physical inventory was    Not Applicable
                                    ------------------------    -------------------------------------------------------------

                                                                -------------------------------------------------------------
Date of next physical inventory is     Not Applicable
                                   -------------------------    -------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                 COST              MARKET VALUE
                                                            ----              ------------
      None                                                         $0                      $0
      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                               COST               MARKET VALUE
                                                          ----               ------------
Machinery & Equipment -
      None                                                         $0                      $0
      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================
Furniture & Fixtures -
      None                                                         $0                      $0
      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================
Office Equipment -
      None                                                         $0                      $0
      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================

Leasehold Improvements -

      None                                                         $0                      $0
      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================

Vehicles -
      None                                                         $0                      $0
      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE                             0-30 DAYS      31-60 DAYS     61-90 DAYS      91+ DAYS          TOTAL
                                        -------------- --------------- -------------- --------------   -------------
FEDERAL
       Income Tax Withholding                       $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       FICA - Employee                              $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       FICA - Employer                              $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Unemployment (FUTA)                          $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Income                                       $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Other (Attach List)                          $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
TOTAL FEDERAL TAXES                                 $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
STATE AND LOCAL
       Income Tax Withholding                       $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Unemployment (UT)                            $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Disability Insurance (DI)                    $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Empl. Training Tax (ETT)                     $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Sales                                        $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Excise                                       $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Real property                                $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Personal property                            $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Income                                       $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Other (Attach List)                          $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
TOTAL STATE & LOCAL TAXES                           $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
TOTAL TAXES                                         $0              $0             $0             $0              $0
                                        ============== =============== ============== ==============   =============



                                   SCHEDULE F
                            PRE-PETITION LIABILITIES


                                                    CLAIMED          ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -          AMOUNT          AMOUNT(b)
-------------------------------------------      --------------   -------------
       Secured claims(a)                                     $0              $0
                                                 --------------   -------------
       Priority claims other than taxes                      $0              $0
                                                 --------------   -------------
       Priority tax claims                                   $0              $0
                                                 --------------   -------------
       General unsecured claims                              $0              $0
                                                 --------------   -------------

       (a)      List total amount of claims even if under secured.

       (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                              RENTAL INCOME INFORMATION
                      NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                           ACCOUNT 1       ACCOUNT 2       ACCOUNT 3    ACCOUNT 4
                                        --------------- --------------- -------------  ------------
Bank                                         None
                                        --------------- --------------- -------------  ------------
Account Type
                                        --------------- --------------- -------------  ------------
Account No.
                                        --------------- --------------- -------------  ------------
Account Purpose
                                        --------------- --------------- -------------  ------------
Balance, End of Month
                                        --------------- --------------- -------------  ------------
Total Funds on Hand for all Accounts                 $0
                                        ===============


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 06/30/02

                                                                            Actual              Cumulative
                                                                        Current Month         (Case to Date)
                                                                       --------------        --------------
    CASH RECEIPTS

1         Rent/Leases Collected                                                    $0                    $0
                                                                       --------------        --------------
2         Cash Received from Sales                                                 $0                    $0
                                                                       --------------        --------------
3         Interest Received                                                        $0                    $0
                                                                       --------------        --------------
4         Borrowings                                                               $0                    $0
                                                                       --------------        --------------
5         Funds from Shareholders, Partners, or Other Insiders                     $0                    $0
                                                                       --------------        --------------
6         Capital Contributions                                                    $0                    $0
                                                                       --------------        --------------
7
          ------------------------------------------------------       --------------        --------------
8
          ------------------------------------------------------       --------------        --------------
9
          ------------------------------------------------------       --------------        --------------
10
          ------------------------------------------------------       --------------        --------------
11
          ------------------------------------------------------       --------------        --------------

12             TOTAL CASH RECEIPTS                                                 $0                    $0
                                                                       --------------        --------------
    CASH DISBURSEMENTS


13        Payments for Inventory                                                   $0                    $0
                                                                       --------------        --------------
14        Selling                                                                  $0                    $0
                                                                       --------------        --------------
15        Administrative                                                           $0                    $0
                                                                       --------------        --------------
16        Capital Expenditures                                                     $0                    $0
                                                                       --------------        --------------
17        Principal Payments on Debt                                               $0                    $0
                                                                       --------------        --------------
18        Interest Paid                                                            $0                    $0
                                                                       --------------        --------------
          Rent/Lease:

19             Personal Property                                                   $0                    $0
                                                                       --------------        --------------
20             Real Property                                                       $0                    $0
                                                                       --------------        --------------
          Amount Paid to Owner(s)/Officer(s)

21             Salaries                                                            $0                    $0
                                                                       --------------        --------------
22             Draws                                                               $0                    $0
                                                                       --------------        --------------
23             Commissions/Royalties                                               $0                    $0
                                                                       --------------        --------------
24             Expense Reimbursements                                              $0                    $0
                                                                       --------------        --------------
25             Other                                                               $0                    $0
                                                                       --------------        --------------
26        Salaries/Commissions (less employee withholding)                         $0                    $0
                                                                       --------------        --------------
27        Management Fees                                                          $0                    $0
                                                                       --------------        --------------
          Taxes:

28             Employee Withholding                                                $0                    $0
                                                                       --------------        --------------
29             Employer Payroll Taxes                                              $0                    $0
                                                                       --------------        --------------
30             Real Property Taxes                                                 $0                    $0
                                                                       --------------        --------------
31             Other Taxes                                                         $0                    $0
                                                                       --------------        --------------
32        Other Cash Outflows:

33
               -------------------------------------------------       --------------        --------------
34
               -------------------------------------------------       --------------        --------------
35
               -------------------------------------------------       --------------        --------------
36
               -------------------------------------------------       --------------        --------------
37
               -------------------------------------------------       --------------        --------------
38             TOTAL CASH DISBURSEMENTS:                                           $0                    $0
                                                                       --------------        --------------
39  NET INCREASE (DECREASE) IN CASH                                                $0                    $0
                                                                       --------------        --------------
40  CASH BALANCE, BEGINNING OF PERIOD                                              $0                    $0
                                                                       --------------        --------------
41  CASH BALANCE, END OF PERIOD                                                    $0                    $0
                                                                       ==============        ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 06/30/02

     CASH FLOWS FROM OPERATING ACTIVITIES                                               ACTUAL             CUMULATIVE
                                                                                     CURRENT MONTH       (CASE TO DATE)
                                                                                    -----------------   ----------------
1         Cash Received from Sales                                                                 $0                 $0
                                                                                    -----------------   ----------------
2         Rent/Leases Collected                                                                    $0                 $0
                                                                                    -----------------   ----------------
3         Interest Received                                                                        $0                 $0
                                                                                    -----------------   ----------------
4         Cash Paid to Suppliers                                                                   $0                 $0
                                                                                    -----------------   ----------------
5         Cash Paid for Selling Expenses                                                           $0                 $0
                                                                                    -----------------   ----------------
6         Cash Paid for Administrative Expenses                                                    $0                 $0
                                                                                    -----------------   ----------------
          Cash Paid for Rents/Leases:
7            Personal Property                                                                     $0                 $0
                                                                                    -----------------   ----------------
8            Real Property                                                                         $0                 $0
                                                                                    -----------------   ----------------
9         Cash Paid for Interest                                                                   $0                 $0
                                                                                    -----------------   ----------------
10        Cash Paid for Net Payroll and Benefits                                                   $0                 $0
                                                                                    -----------------   ----------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries                                                                              $0                 $0
                                                                                    -----------------   ----------------
12           Draws                                                                                 $0                 $0
                                                                                    -----------------   ----------------
13           Commissions/Royalties                                                                 $0                 $0
                                                                                    -----------------   ----------------
14           Expense Reimbursements                                                                $0                 $0
                                                                                    -----------------   ----------------
15           Other                                                                                 $0                 $0
                                                                                    -----------------   ----------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                                  $0                 $0
                                                                                    -----------------   ----------------
17           Employee Withholdings                                                                 $0                 $0
                                                                                    -----------------   ----------------
18           Real Property Taxes                                                                   $0                 $0
                                                                                    -----------------   ----------------
19           Other Taxes                                                                           $0                 $0
                                                                                    -----------------   ----------------
20        Cash Paid for General Expenses                                                           $0                 $0
                                                                                    -----------------   ----------------
21
          ---------------------------------------------------------------------     -----------------   ----------------
22
          ---------------------------------------------------------------------     -----------------   ----------------
23
          ---------------------------------------------------------------------     -----------------   ----------------
24
          ---------------------------------------------------------------------     -----------------   ----------------
25
          ---------------------------------------------------------------------     -----------------   ----------------
26
          ---------------------------------------------------------------------     -----------------   ----------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
                 REORGANIZATION ITEMS                                                              $0                 $0
                                                                                    -----------------   ----------------
     CASH FLOWS FROM REORGANIZATION ITEMS

28        Interest Received on Cash Accumulated Due to Chp 11 Case                                 $0                 $0
                                                                                    -----------------   ----------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case                       $0                 $0
                                                                                    -----------------   ----------------
30        U.S. Trustee Quarterly Fees                                                              $0                 $0
                                                                                    -----------------   ----------------
31
          ---------------------------------------------------------------------     -----------------   ----------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                      $0                 $0
                                                                                    -----------------   ----------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                    $0                 $0
                                                                                    -----------------   ----------------
     CASH FLOWS FROM INVESTING ACTIVITIES

34        Capital Expenditures                                                                     $0                 $0
                                                                                    -----------------   ----------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case                                  $0                 $0
                                                                                    -----------------   ----------------
36
          ---------------------------------------------------------------------     -----------------   ----------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                      $0                 $0
                                                                                    -----------------   ----------------
     CASH FLOWS FROM FINANCING ACTIVITIES

38        Net Borrowings (Except Insiders)                                                         $0                 $0
                                                                                    -----------------   ----------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders                            $0                 $0
                                                                                    -----------------   ----------------
40        Capital Contributions                                                                    $0                 $0
                                                                                    -----------------   ----------------
41        Principal Payments                                                                       $0                 $0
                                                                                    -----------------   ----------------
42
          ---------------------------------------------------------------------     -----------------   ----------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                      $0                 $0
                                                                                    -----------------   ----------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                          $0                 $0
                                                                                    -----------------   ----------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                               $0                 $0
                                                                                    -----------------   ----------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                     $0                 $0
                                                                                    =================   ================

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Metricom New York, L.L.C.        CASE NO.           01-53301
                                                         ------------------

                                        CHAPTER 11
                                        MONTHLY OPERATING REPORT
                                        (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED: Jun-02                                      PETITION DATE: 07/02/01



1.   Debtor in possession (or trustee) hereby submits this Monthly Operating
     Report on the Accrual Basis of accounting (or if checked here       ____
     the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in $1

                                                            END OF CURRENT       END OF PRIOR      AS OF PETITION
2.   ASSET AND LIABILITY STRUCTURE                               MONTH               MONTH            FILING
                                                           ----------------   ----------------   ----------------
     a.  Current Assets                                                  $0                 $0
                                                           ----------------   ----------------
     b.  Total Assets                                                    $0                 $0                 $0
                                                           ----------------   ----------------   ----------------
     c.  Current Liabilities                                             $0                 $0
                                                           ----------------   ----------------
     d.  Total Liabilities                                               $0                 $0                 $0
                                                           ----------------   ----------------   ----------------

                                                                                                    CUMULATIVE
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH    CURRENT MONTH       PRIOR MONTH       (CASE TO DATE)
                                                           ----------------   ----------------   ----------------
     a.  Total Receipts                                                  $0                 $0                 $0
                                                           ----------------   ----------------   ----------------
     b.  Total Disbursements                                             $0                 $0                 $0
                                                           ----------------   ----------------   ----------------
     c.  Excess (Deficiency) of Receipts Over
             Disbursements (a - b)                                       $0                 $0                 $0
                                                           ----------------   ----------------   ----------------
     d.  Cash Balance Beginning of Month                                 $0                 $0                 $0
                                                           ----------------   ----------------   ----------------
     e.  Cash Balance End of Month (c + d )                              $0                 $0                 $0
                                                           ----------------   ----------------   ----------------


                                                                                                    CUMULATIVE
                                                             CURRENT MONTH       PRIOR MONTH      (CASE TO DATE)
                                                           ----------------   ----------------   ----------------
4.     PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                    $0                 $0                 $0
                                                           ----------------   ----------------   ----------------
5.     ACCOUNT RECEIVABLES (PRE AND POST PETITION)                       $0                 $0
                                                           ----------------   ----------------
6.     POST-PETITION LIABILITIES                                         $0                 $0
                                                           ----------------   ----------------
7.     PAST DUE POST-PETITION ACCOUNT PAYABLES
            (OVER 30 DAYS)                                               $0                 $0
                                                           ----------------   ----------------

AT THE END OF THIS REPORTING MONTH:                                                     YES          NO
                                                                                        ---         ---
8.   Have any payments been made on pre-petition debt, other than payments in                        X
     the normal course to secured creditors or lessors? (if yes, attach listing
     including date of payment, amount of payment and name of payee)                    ---         ---

9.   Have any payments been made to professionals? (if yes, attach listing                           X
     including payment, amount of payment and name of payee)                            ---         ---

10.  If the answer is yes to 8 or 9, were all such payments approved by the
     court?                                                                             ---         ---

11.  Have any payments been made to officers, insiders, shareholders, relatives?                     X
     (if yes, attach listing including date of payment, amount and reason for
     payment, and name of payee)                                                        ---         ---

12.  Is the estate insured for replacement cost of assets and for general                X
     liability?                                                                         ---         ---

13.  Are a plan and disclosure statement on file?                                        X(1)
                                                                                        ---         ---
14.  Was there any post-petition borrowing during this reporting period?                             X
                                                                                        ---         ---
15.  Check if paid: Post-petition taxes ___;    U.S. Trustee Quarterly Fees ___; Check if filing is current for: Post-petition
     tax reporting and tax returns:     ___.


     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

(1) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


 Date:  07/18/02                      /s/ EUGENE A. REILLY
       -----------------------       -------------------------------------------
                                     Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 06/30/02

        CURRENT MONTH
-----------------------------------                                                     CUMULATIVE        NEXT MONTH
  ACTUAL      FORECAST     VARIANCE                                                    (CASE TO DATE)       FORECAST
-----------  ----------   ---------                                                  ------------------   ---------------
                                        REVENUES:

         $0          $0          $0    1   Gross Sales                                               $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0    2   less: Sales Returns & Allowances                          $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0    3   Net Sales                                                 $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0    4   less: Cost of Goods Sold (Schedule 'B')                   $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0    5   Gross Profit                                              $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0    6   Interest                                                  $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0    7   Other Income:                                             $0                $0
-----------  ----------   ---------                       ------------------------   ------------------   ---------------
                                      8
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
                                      9
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   10       TOTAL REVENUES                                        $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
                                         EXPENSES:

         $0          $0          $0   11   Compensation to Owner(s)/Officer(s)                       $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   12   Salaries                                                  $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   13   Commissions                                               $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   14   Contract Labor                                            $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   15   Rent/Lease:                                               $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
                                               Personal Property                                     $0                $0
                                                                                     ------------------   ---------------
         $0          $0          $0   16       Real Property                                         $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   17   Insurance                                                 $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   18   Management Fees                                           $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   19   Depreciation                                              $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
                                           Taxes:
         $0          $0          $0   20       Employer Payroll Taxes                                $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   21       Real Property Taxes                                   $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   22       Other Taxes                                           $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   23   Other Selling                                             $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   24   Other Administrative                                      $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   25   Interest                                                  $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   26   Other Expenses:                                           $0                $0
-----------  ----------   ---------                       ------------------------   ------------------   ---------------
         $0          $0          $0   27                                                             $0                $0
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   28                                                             $0                $0
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   29                                                             $0                $0
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   30                                                             $0                $0
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   31                                                             $0                $0
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   32                                                             $0                $0
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   33                                                             $0                $0
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   34                                                             $0                $0
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   35       TOTAL EXPENSES                                        $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   36 SUBTOTAL                                                    $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------

                                        REORGANIZATION ITEMS:

         $0          $0          $0   37  Professional Fees                                          $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
                                      38  Provisions for Rejected Executory
         $0          $0          $0         Contracts                                                $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
                                      39  Interest Earned on Accumulated Cash from
         $0          $0          $0       Resulting Chp 11 Case                                      $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   40  Gain or (Loss) from Sale of Equipment                      $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   41  U.S. Trustee Quarterly Fees                                $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   42                                                             $0                $0
-----------  ----------   ---------     ------------------------------------------   ------------------   ---------------
         $0          $0          $0   43        TOTAL REORGANIZATION ITEMS                           $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
                                      44  NET PROFIT (LOSS) BEFORE FEDERAL
         $0          $0          $0           & STATE TAXES                                          $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   45   Federal & State Income Taxes                              $0                $0
-----------  ----------   ---------                                                  ------------------   ---------------
         $0          $0          $0   46 NET PROFIT (LOSS)                                           $0                $0
===========  ==========   =========                                                  ==================   ===============


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 06/30/02

ASSETS

                                                                 FROM SCHEDULES      MARKET VALUE
                                                                ---------------      -------------
         CURRENT ASSETS

 1           Cash and cash equivalents - unrestricted                                           $0
                                                                                     -------------
 2           Cash and cash equivalents - restricted                                             $0
                                                                                     -------------
 3           Accounts receivable (net)                                  A                       $0
                                                                                     -------------
 4           Inventory                                                  B                       $0
                                                                                     -------------
 5           Prepaid expenses                                                                   $0
                                                                                     -------------
 6           Professional retainers                                                             $0
                                                                                     -------------
 7           Other:                                                                             $0
                   ---------------------------------------------                     -------------
 8
             ---------------------------------------------------                     -------------
 9                 TOTAL CURRENT ASSETS                                                         $0
                                                                                     -------------
         PROPERTY AND EQUIPMENT (MARKET VALUE)

10           Real property                                              C                       $0
                                                                                     -------------
11           Machinery and equipment                                    D                       $0
                                                                                     -------------
12           Furniture and fixtures                                     D                       $0
                                                                                     -------------
13           Office equipment                                           D                       $0
                                                                                     -------------
14           Leasehold improvements                                     D                       $0
                                                                                     -------------
15           Vehicles                                                   D                       $0
                                                                                     -------------
16           Other:                                                     D                       $0
                   ---------------------------------------------                     -------------
17                                                                      D                       $0
             ---------------------------------------------------                     -------------
18                                                                      D                       $0
             ---------------------------------------------------                     -------------
19                                                                      D                       $0
             ---------------------------------------------------                     -------------
20                                                                      D                       $0
             ---------------------------------------------------                     -------------
21                 TOTAL PROPERTY AND EQUIPMENT                                                 $0
                                                                                     -------------
         OTHER ASSETS

22           Loans to shareholders                                                              $0
                                                                                     -------------
23           Loans to affiliates                                                                $0
                                                                                     -------------
24
             ---------------------------------------------------                     -------------
25
             ---------------------------------------------------                     -------------
26
             ---------------------------------------------------                     -------------
27
             ---------------------------------------------------                     -------------
28                 TOTAL OTHER ASSETS                                                           $0
                                                                                     -------------
29                 TOTAL ASSETS                                                                 $0
                                                                                     =============


NOTE:

       Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

LIABILITIES FROM SCHEDULES

   POST-PETITION

       CURRENT LIABILITIES

30             Salaries and wages                                                      $0
                                                                            -------------
31             Payroll taxes                                                           $0
                                                                            -------------
32             Real and personal property taxes                                        $0
                                                                            -------------
33             Income taxes                                                            $0
                                                                            -------------
34             Sales taxes                                                             $0
                                                                            -------------
35             Notes payable (short term)                                              $0
                                                                            -------------
36             Accounts payable (trade)                            A                   $0
                                                                            -------------
37             Real property lease arrearage                                           $0
                                                                            -------------
38             Personal property lease arrearage                                       $0
                                                                            -------------
39             Accrued professional fees                                               $0
                                                                            -------------
40             Current portion of long-term post-petition debt
                 (due within 12 months)                                                $0
                                                                            -------------
41             Other:
                        -----------------------------------                 -------------
42
               --------------------------------------------                 -------------
43
               --------------------------------------------                 -------------
44             TOTAL CURRENT LIABILITIES                                               $0
                                                                            -------------
45       LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                          $0
                                                                            -------------
46             TOTAL POST-PETITION LIABILITIES                                         $0
                                                                            -------------
       PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47             Secured claims                                      F                   $0
                                                                            -------------
48             Priority unsecured claims                           F                   $0
                                                                            -------------
49             General unsecured claims                            F                   $0
                                                                            -------------
50             TOTAL PRE-PETITION LIABILITIES                                          $0
                                                                            -------------
51             TOTAL LIABILITIES                                                       $0
                                                                            -------------
    EQUITY (DEFICIT)

52       Retained Earnings/(Deficit) at time of filing                                 $0
                                                                            -------------
53       Capital Stock                                                                 $0
                                                                            -------------
54       Additional paid-in capital                                                    $0
                                                                            -------------
55       Cumulative profit/(loss) since filing of case                                 $0
                                                                            -------------
56       Post-petition contributions/(distributions) or (draws)
                                                                            -------------
57                                                                                     $0
         --------------------------------------------------                 -------------
58       Market value adjustment
                                                                            -------------
59             TOTAL EQUITY (DEFICIT)                                                  $0
                                                                            -------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                             $0
                                                                            =============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                    ACCOUNTS RECEIVABLE       ACCOUNTS PAYABLE          PAST DUE
RECEIVABLES AND PAYABLES AGINGS                   [PRE AND POST PETITION]     [POST PETITION]      POST PETITION DEBT
-------------------------------                   -----------------------     ----------------     ------------------
0-30 Days                                                              $0                  $0
                                                  -----------------------     ---------------
31-60 Days                                                             $0                  $0
                                                  -----------------------     ---------------
61-90 Days                                                             $0                  $0                      $0
                                                  -----------------------     ---------------      ==================
91+ Days                                                               $0                  $0
                                                  -----------------------     ---------------
Total accounts receivable/payable                                      $0                  $0
                                                  -----------------------     ===============
Allowance for doubtful accounts                                        $0
                                                  -----------------------
Accounts receivable (net)                                              $0
                                                  =======================


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                              COST OF GOODS SOLD
----------------------------------                              ------------------
                                         INVENTORY(IES)
                                           BALANCE AT
                                          END OF MONTH          INVENTORY BEGINNING OF MONTH                        $0
                                         --------------                                            -------------------
                                                                Add -
    Retail/Restaurants -                                          Net purchase                                      $0
                                                                                                   -------------------
      Product for resale                                  $0      Direct labor                                      $0
                                  --------------------------                                       -------------------
                                                                  Manufacturing overhead                            $0
                                                                                                   -------------------
    Distribution -                                                Freight in                                        $0
                                                                                                   -------------------
      Products for resale                                 $0        Other:                                          $0
                                  --------------------------                                       -------------------

                                                                ---------------------------------  -------------------
    Manufacturer -
                                                                ---------------------------------  -------------------
      Raw Materials                                       $0
                                  --------------------------
      Work-in-progress                                    $0    Less -
                                  --------------------------
      Finished goods                                      $0      Inventory End of Month                            $0
                                  --------------------------                                       -------------------
                                                                  Shrinkage                                         $0
                                                                                                   -------------------
    Other - Explain                                       $0      Personal Use                                      $0
                                  --------------------------                                       -------------------

    ------------------------------
                                                                Cost of Goods Sold                                  $0
    ------------------------------                                                                 ===================
        TOTAL                                             $0
                                  ==========================

METHOD OF INVENTORY CONTROL                                    INVENTORY VALUATION METHODS

Do you have a functioning perpetual inventory system?          Indicate by a checkmark method of inventory used.

              Yes         No
                  -----      -----

How often do you take a complete physical inventory?     Valuation methods -
                                                            FIFO cost
                                                                                      --
  Weekly                                                    LIFO cost
                   ------                                                             --
  Monthly                                                   Lower of cost or market
                   ------                                                             --
  Quarterly                                                 Retail method
                   ------                                                             --
  Semi-annually                                             Other
                   ------
  Annually                                                     Explain
                   ------
Date of last physical inventory was    Not Applicable
                                    ------------------------    -------------------------------------------------------------

                                                                -------------------------------------------------------------
Date of next physical inventory is     Not Applicable
                                   -------------------------    -------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                 COST              MARKET VALUE
                                                            ----              ------------
      None                                                         $0                      $0
      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                               COST               MARKET VALUE
-----------                                               ----               ------------
Machinery & Equipment -
      None                                                         $0                      $0
      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================
Furniture & Fixtures -
      None                                                         $0                      $0
      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================
Office Equipment -
      None                                                         $0                      $0
      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================

Leasehold Improvements -

      None                                                         $0                      $0
      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================

Vehicles -
      None                                                         $0                      $0
      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------

      ------------------------------                 ----------------    --------------------
      Total                                                        $0                      $0
                                                     ================    ====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE                             0-30 DAYS      31-60 DAYS     61-90 DAYS      91+ DAYS          TOTAL
----------------                        -------------- --------------- -------------- --------------   -------------
FEDERAL
       Income Tax Withholding                       $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       FICA - Employee                              $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       FICA - Employer                              $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Unemployment (FUTA)                          $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Income                                       $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Other (Attach List)                          $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
TOTAL FEDERAL TAXES                                 $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
STATE AND LOCAL
       Income Tax Withholding                       $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Unemployment (UT)                            $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Disability Insurance (DI)                    $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Empl. Training Tax (ETT)                     $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Sales                                        $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Excise                                       $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Real property                                $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Personal property                            $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Income                                       $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
       Other (Attach List)                          $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
TOTAL STATE & LOCAL TAXES                           $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
TOTAL TAXES                                         $0              $0             $0             $0              $0
                                        ============== =============== ============== ==============   =============



                                   SCHEDULE F
                            PRE-PETITION LIABILITIES


                                                     CLAIMED        ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -          AMOUNT         AMOUNT(b)
-------------------------------------------      --------------   -------------
       Secured claims(a)                                     $0              $0
                                                 --------------   -------------
       Priority claims other than taxes                      $0              $0
                                                 --------------   -------------
       Priority tax claims                                   $0              $0
                                                 --------------   -------------
       General unsecured claims                              $0              $0
                                                 --------------   -------------

       (a)      List total amount of claims even if under secured.

       (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                              RENTAL INCOME INFORMATION
                      NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                           ACCOUNT 1       ACCOUNT 2       ACCOUNT 3    ACCOUNT 4
                                        --------------- --------------- ------------- -------------
Bank                                         None
                                        --------------- --------------- ------------- -------------
Account Type
                                        --------------- --------------- ------------- -------------
Account No.
                                        --------------- --------------- ------------- -------------
Account Purpose
                                        --------------- --------------- ------------- -------------
Balance, End of Month
                                        --------------- --------------- ------------- -------------
Total Funds on Hand for all Accounts                 $0
                                        ===============


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 06/30/02

                                                                            Actual             Cumulative
                                                                        Current Month        (Case to Date)
                                                                       --------------        --------------
    CASH RECEIPTS

1         Rent/Leases Collected                                                    $0                    $0
                                                                       --------------        --------------
2         Cash Received from Sales                                                 $0                    $0
                                                                       --------------        --------------
3         Interest Received                                                        $0                    $0
                                                                       --------------        --------------
4         Borrowings                                                               $0                    $0
                                                                       --------------        --------------
5         Funds from Shareholders, Partners, or Other Insiders                     $0                    $0
                                                                       --------------        --------------
6         Capital Contributions                                                    $0                    $0
                                                                       --------------        --------------
7
          ------------------------------------------------------       --------------        --------------
8
          ------------------------------------------------------       --------------        --------------
9
          ------------------------------------------------------       --------------        --------------
10
          ------------------------------------------------------       --------------        --------------
11
          ------------------------------------------------------       --------------        --------------

12             TOTAL CASH RECEIPTS                                                 $0                    $0
                                                                       --------------        --------------
    CASH DISBURSEMENTS

13        Payments for Inventory                                                   $0                    $0
                                                                       --------------        --------------
14        Selling                                                                  $0                    $0
                                                                       --------------        --------------
15        Administrative                                                           $0                    $0
                                                                       --------------        --------------
16        Capital Expenditures                                                     $0                    $0
                                                                       --------------        --------------
17        Principal Payments on Debt                                               $0                    $0
                                                                       --------------        --------------
18        Interest Paid                                                            $0                    $0
                                                                       --------------        --------------
          Rent/Lease:

19             Personal Property                                                   $0                    $0
                                                                       --------------        --------------
20             Real Property                                                       $0                    $0
                                                                       --------------        --------------
          Amount Paid to Owner(s)/Officer(s)

21             Salaries                                                            $0                    $0
                                                                       --------------        --------------
22             Draws                                                               $0                    $0
                                                                       --------------        --------------
23             Commissions/Royalties                                               $0                    $0
                                                                       --------------        --------------
24             Expense Reimbursements                                              $0                    $0
                                                                       --------------        --------------
25             Other                                                               $0                    $0
                                                                       --------------        --------------
26        Salaries/Commissions (less employee withholding)                         $0                    $0
                                                                       --------------        --------------
27        Management Fees                                                          $0                    $0
                                                                       --------------        --------------
          Taxes:

28             Employee Withholding                                                $0                    $0
                                                                       --------------        --------------
29             Employer Payroll Taxes                                              $0                    $0
                                                                       --------------        --------------
30             Real Property Taxes                                                 $0                    $0
                                                                       --------------        --------------
31             Other Taxes                                                         $0                    $0
                                                                       --------------        --------------
32        Other Cash Outflows:                                                     $0                    $0
                                                                       --------------        --------------
33
               -------------------------------------------------       --------------        --------------
34
               -------------------------------------------------       --------------        --------------
35
               -------------------------------------------------       --------------        --------------
36
               -------------------------------------------------       --------------        --------------
37
               -------------------------------------------------       --------------        --------------
38             TOTAL CASH DISBURSEMENTS:                                           $0                    $0
                                                                       --------------        --------------
39  NET INCREASE (DECREASE) IN CASH                                                $0                    $0
                                                                       --------------        --------------
40  CASH BALANCE, BEGINNING OF PERIOD                                              $0                    $0
                                                                       --------------        --------------
41  CASH BALANCE, END OF PERIOD                                                    $0                    $0
                                                                       ==============        ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 06/30/02

     CASH FLOWS FROM OPERATING ACTIVITIES                                               ACTUAL             CUMULATIVE
     ------------------------------------                                            CURRENT MONTH       (CASE TO DATE)
                                                                                    -----------------   ----------------
1         Cash Received from Sales                                                                 $0                 $0
                                                                                    -----------------   ----------------
2         Rent/Leases Collected                                                                    $0                 $0
                                                                                    -----------------   ----------------
3         Interest Received                                                                        $0                 $0
                                                                                    -----------------   ----------------
4         Cash Paid to Suppliers                                                                   $0                 $0
                                                                                    -----------------   ----------------
5         Cash Paid for Selling Expenses                                                           $0                 $0
                                                                                    -----------------   ----------------
6         Cash Paid for Administrative Expenses                                                    $0                 $0
                                                                                    -----------------   ----------------
          Cash Paid for Rents/Leases:
7            Personal Property                                                                     $0                 $0
                                                                                    -----------------   ----------------
8            Real Property                                                                         $0                 $0
                                                                                    -----------------   ----------------
9         Cash Paid for Interest                                                                   $0                 $0
                                                                                    -----------------   ----------------
10        Cash Paid for Net Payroll and Benefits                                                   $0                 $0
                                                                                    -----------------   ----------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries                                                                              $0                 $0
                                                                                    -----------------   ----------------
12           Draws                                                                                 $0                 $0
                                                                                    -----------------   ----------------
13           Commissions/Royalties                                                                 $0                 $0
                                                                                    -----------------   ----------------
14           Expense Reimbursements                                                                $0                 $0
                                                                                    -----------------   ----------------
15           Other                                                                                 $0                 $0
                                                                                    -----------------   ----------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                                  $0                 $0
                                                                                    -----------------   ----------------
17           Employee Withholdings                                                                 $0                 $0
                                                                                    -----------------   ----------------
18           Real Property Taxes                                                                   $0                 $0
                                                                                    -----------------   ----------------
19           Other Taxes                                                                           $0                 $0
                                                                                    -----------------   ----------------
20        Cash Paid for General Expenses                                                           $0                 $0
                                                                                    -----------------   ----------------
21
          ---------------------------------------------------------------------     -----------------   ----------------
22
          ---------------------------------------------------------------------     -----------------   ----------------
23
          ---------------------------------------------------------------------     -----------------   ----------------
24
          ---------------------------------------------------------------------     -----------------   ----------------
25
          ---------------------------------------------------------------------     -----------------   ----------------
26
          ---------------------------------------------------------------------     -----------------   ----------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
                 REORGANIZATION ITEMS                                                              $0                 $0
                                                                                    -----------------   ----------------
     CASH FLOWS FROM REORGANIZATION ITEMS

28        Interest Received on Cash Accumulated Due to Chp 11 Case                                 $0                 $0
                                                                                    -----------------   ----------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case                       $0                 $0
                                                                                    -----------------   ----------------
30        U.S. Trustee Quarterly Fees                                                              $0                 $0
                                                                                    -----------------   ----------------
31
          ---------------------------------------------------------------------     -----------------   ----------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                      $0                 $0
                                                                                    -----------------   ----------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                    $0                 $0
                                                                                    -----------------   ----------------
     CASH FLOWS FROM INVESTING ACTIVITIES

34        Capital Expenditures                                                                     $0                 $0
                                                                                    -----------------   ----------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case                                  $0                 $0
                                                                                    -----------------   ----------------
36
          ---------------------------------------------------------------------     -----------------   ----------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                      $0                 $0
                                                                                    -----------------   ----------------
     CASH FLOWS FROM FINANCING ACTIVITIES

38        Net Borrowings (Except Insiders)                                                         $0                 $0
                                                                                    -----------------   ----------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders                            $0                 $0
                                                                                    -----------------   ----------------
40        Capital Contributions                                                                    $0                 $0
                                                                                    -----------------   ----------------
41        Principal Payments                                                                       $0                 $0
                                                                                    -----------------   ----------------
42
          ---------------------------------------------------------------------     -----------------   ----------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                      $0                 $0
                                                                                    -----------------   ----------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                          $0                 $0
                                                                                    -----------------   ----------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                               $0                 $0
                                                                                    -----------------   ----------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                     $0                 $0
                                                                                    =================   ================